UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-5251

Fidelity Concord Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2017

Item 1.

Reports to Stockholders

Fidelity® Small Cap Stock Fund Annual Report April 30, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Small Cap Stock Fund	15.44%	10.84%	6.10%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Stock Fund on April 30, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$18,087	Fidelity® Small Cap Stock Fund
$19,758	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 17.92% for the year ending April 30, 2017, rising sharply following the November election and continuing to gain ground through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act (ACA), and were relatively flat through April 30. In a stark reversal from 2016, growth-oriented stocks topped their value counterparts through the first third of 2017. Sector-wise, information technology (+35%) fared best, anchored by twin rallies in the June 2016 and March 2017 quarters as growth regained favor. Financials (+27%) also handily outperformed, riding an uptick in bond yields and a surge in banks, particularly post-election. Industrials (+19%) and materials (+16%) did well amid a call for increased infrastructure spending and a rise in commodity prices, respectively. Conversely, consumer staples (+9%), real estate (+5%) and telecommunication services (0%) were held back amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of one or two additional interest rate hikes later in 2017. Energy (+2%) also struggled this period.

Comments from Lead Portfolio Manager Lionel Harris:  For the year, the fund returned 15.44%, significantly trailing the 25.63% gain in the benchmark Russell 2000® index. Market conditions tended to favor more-speculative, weaker-quality companies, making the fund’s emphasis on higher-quality, more attractively priced stocks a poor fit for recent conditions. Stock selection in the consumer discretionary, information technology, health care and energy sectors detracted most from the fund’s relative performance. On an individual basis, the fund’s biggest detractor was hunting products and outdoor accessories maker Vista Outdoor. Weakness in Vista’s hunting and shooting accessories business weighed on results. I sold the fund’s stake in April 2017, as I thought it could be some time before this business bounces back. Other detractors were World Fuel Services, which specializes in global fuel logistics, and Genpact, one of the fund’s largest holdings at period end and an example of how some relatively stable companies were left behind in a market environment favoring lower-quality businesses. On the positive side, the fund benefited from a position in U.S. homebuilder KB Home, which I saw as well-positioned to capitalize on continuing demand for new homes. Another contributor was TriNet Group, a professional employer organization firm with a track record of generating very good free cash flow.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of April 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
CoreSite Realty Corp.	2.2	1.9
Investors Bancorp, Inc.	2.2	2.2
Allison Transmission Holdings, Inc.	2.1	1.6
Coca-Cola Bottling Co. Consolidated	2.1	1.4
j2 Global, Inc.	2.1	1.7
Genpact Ltd.	2.0	2.0
Community Bank System, Inc.	1.9	1.9
Dechra Pharmaceuticals PLC	1.9	1.4
LivaNova PLC	1.9	1.7
HD Supply Holdings, Inc.	1.8	2.1
	20.2

Top Five Market Sectors as of April 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.3	18.8
Industrials	17.7	17.3
Information Technology	16.3	18.2
Health Care	14.3	14.7
Consumer Discretionary	9.1	11.7

Asset Allocation (% of fund's net assets)

As of April 30, 2017 *
Stocks	99.0%
Short-Term Investments and Net Other Assets (Liabilities)	1.0%

 * Foreign investments - 21.6%

As of October 31, 2016 *
Stocks	98.7%
Short-Term Investments and Net Other Assets (Liabilities)	1.3%

 * Foreign investments - 17.2%

Investments April 30, 2017

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 9.1%
Hotels, Restaurants & Leisure - 1.5%
Buffalo Wild Wings, Inc. (a)	48,800	$7,688
Cedar Fair LP (depositary unit)	116,804	8,371
Del Frisco's Restaurant Group, Inc. (a)	685,814	11,796
		27,855
Household Durables - 2.1%
KB Home	1,258,000	25,915
New Home Co. LLC (a)	1,034,354	12,061
		37,976
Internet & Direct Marketing Retail - 0.2%
HSN, Inc.	90,002	3,321
Media - 3.2%
AMC Networks, Inc. Class A (a)	206,491	12,323
Cinemark Holdings, Inc.	445,620	19,251
Emerald Expositions Events, Inc.	449,324	8,762
Lions Gate Entertainment Corp. Class B (a)	685,580	16,351
		56,687
Multiline Retail - 0.3%
Ollie's Bargain Outlet Holdings, Inc. (a)	150,000	5,745
Specialty Retail - 1.3%
Murphy U.S.A., Inc. (a)	270,810	18,840
Select Comfort Corp. (a)	123,000	3,801
		22,641
Textiles, Apparel & Luxury Goods - 0.5%
Steven Madden Ltd. (a)	222,132	8,452

TOTAL CONSUMER DISCRETIONARY		162,677

CONSUMER STAPLES - 5.2%
Beverages - 2.1%
Coca-Cola Bottling Co. Consolidated	176,542	37,402
Food & Staples Retailing - 1.9%
Performance Food Group Co. (a)	809,556	20,158
United Natural Foods, Inc. (a)	322,000	13,373
		33,531
Food Products - 1.2%
TreeHouse Foods, Inc. (a)	242,400	21,234

TOTAL CONSUMER STAPLES		92,167

ENERGY - 4.4%
Energy Equipment & Services - 0.7%
Dril-Quip, Inc. (a)	247,964	12,783
Oil, Gas & Consumable Fuels - 3.7%
ARC Resources Ltd.	605,000	7,942
Ardmore Shipping Corp.	1,056,435	8,187
Extraction Oil & Gas, Inc.	368,000	5,759
Parsley Energy, Inc. Class A (a)	346,500	10,322
PDC Energy, Inc. (a)	164,000	9,058
World Fuel Services Corp.	633,900	23,347
		64,615

TOTAL ENERGY		77,398

FINANCIALS - 21.3%
Banks - 12.2%
Camden National Corp.	300,325	12,839
Community Bank System, Inc. (b)	619,010	34,634
East West Bancorp, Inc.	179,803	9,758
Hilltop Holdings, Inc.	1,075,000	29,896
Investors Bancorp, Inc.	2,818,000	39,029
Popular, Inc.	346,555	14,524
Prosperity Bancshares, Inc.	443,878	29,829
UMB Financial Corp.	444,409	32,215
United Community Bank, Inc.	523,200	14,310
		217,034
Capital Markets - 4.8%
Greenhill & Co., Inc.	610,000	15,433
Monex Group, Inc.	4,113,100	10,294
MSCI, Inc.	98,000	9,831
OM Asset Management Ltd.	1,575,305	24,512
Vontobel Holdings AG	433,530	25,533
		85,603
Insurance - 4.3%
Allied World Assurance Co. Holdings AG	595,000	31,589
Employers Holdings, Inc.	816,600	32,664
Primerica, Inc.	129,408	10,844
		75,097

TOTAL FINANCIALS		377,734

HEALTH CARE - 14.3%
Biotechnology - 3.0%
Achillion Pharmaceuticals, Inc. (a)	309,882	1,057
Adverum Biotechnologies, Inc. (a)(b)	305,723	871
Applied Genetic Technologies Corp. (a)	223,792	1,253
Aptevo Therapeutics, Inc. (a)	600,000	1,200
Arena Pharmaceuticals, Inc. (a)	1,200,000	1,608
ArQule, Inc. (a)	500,000	495
Aviragen Therapeutics, Inc. (a)	1,000,000	600
Dyax Corp. rights 12/31/19 (a)	632,800	1,614
Emergent BioSolutions, Inc. (a)	52,100	1,558
Enanta Pharmaceuticals, Inc. (a)	10,000	318
Five Prime Therapeutics, Inc. (a)	75,700	2,639
Immune Design Corp. (a)	33,811	221
MEI Pharma, Inc. (a)	379,349	603
Osiris Therapeutics, Inc. (a)(b)	200,000	948
Otonomy, Inc. (a)	392,000	5,233
OvaScience, Inc. (a)(b)	431,200	651
PDL BioPharma, Inc.	500,000	1,125
Pfenex, Inc. (a)	254,087	1,222
Progenics Pharmaceuticals, Inc. (a)	20,460	162
Sorrento Therapeutics, Inc. (a)(b)	250,000	488
Spark Therapeutics, Inc. (a)	87,017	5,044
United Therapeutics Corp. (a)	184,930	23,246
Verastem, Inc. (a)	661,288	1,283
Vical, Inc. (a)	350,000	833
		54,272
Health Care Equipment & Supplies - 3.1%
Hill-Rom Holdings, Inc.	185,592	14,038
LivaNova PLC (a)	641,900	33,828
NxStage Medical, Inc. (a)	227,950	6,813
		54,679
Health Care Providers & Services - 2.8%
Envision Healthcare Corp. (a)	194,000	10,870
HealthSouth Corp.	434,092	20,359
Ship Healthcare Holdings, Inc.	712,000	19,142
		50,371
Life Sciences Tools & Services - 1.5%
ICON PLC (a)	211,401	17,861
PAREXEL International Corp. (a)	140,488	8,967
		26,828
Pharmaceuticals - 3.9%
Alliance Pharma PLC (b)	16,907,226	10,402
Amphastar Pharmaceuticals, Inc. (a)	299,171	4,517
Dechra Pharmaceuticals PLC	1,555,902	34,057
Endocyte, Inc. (a)(b)	545,020	1,254
Innoviva, Inc. (a)	412,057	4,856
The Medicines Company (a)	141,100	6,959
Theravance Biopharma, Inc. (a)	165,000	6,654
		68,699

TOTAL HEALTH CARE		254,849

INDUSTRIALS - 17.7%
Aerospace & Defense - 1.7%
Astronics Corp. (a)	443,008	14,402
Astronics Corp. Class B	6,263	203
Moog, Inc. Class A (a)	230,610	15,831
		30,436
Air Freight & Logistics - 0.7%
Hub Group, Inc. Class A (a)	302,618	11,847
Building Products - 0.7%
Gibraltar Industries, Inc. (a)	340,111	13,349
Construction & Engineering - 2.4%
AECOM (a)	496,063	16,970
Dycom Industries, Inc. (a)(b)	239,000	25,253
		42,223
Machinery - 4.7%
Allison Transmission Holdings, Inc.	980,000	37,906
Colfax Corp. (a)	351,400	14,221
Douglas Dynamics, Inc.	99,119	3,162
Luxfer Holdings PLC sponsored ADR	558,726	6,532
Rexnord Corp. (a)	900,734	21,978
		83,799
Professional Services - 2.7%
Resources Connection, Inc.	1,057,831	14,704
TriNet Group, Inc. (a)	621,601	18,275
WageWorks, Inc. (a)	199,535	14,726
		47,705
Road & Rail - 1.6%
Landstar System, Inc.	342,200	29,241
Trading Companies & Distributors - 3.2%
HD Supply Holdings, Inc. (a)	810,581	32,666
MSC Industrial Direct Co., Inc. Class A	138,000	12,355
Watsco, Inc.	82,800	11,493
		56,514

TOTAL INDUSTRIALS		315,114

INFORMATION TECHNOLOGY - 16.3%
Communications Equipment - 1.9%
CommScope Holding Co., Inc. (a)	613,000	25,771
NETGEAR, Inc. (a)	171,112	8,068
		33,839
Electronic Equipment & Components - 0.6%
Cardtronics PLC	257,574	10,710
Internet Software & Services - 4.2%
Bankrate, Inc. (a)	2,200,674	23,327
j2 Global, Inc.	406,000	36,637
Stamps.com, Inc. (a)	135,400	14,373
		74,337
IT Services - 6.8%
Genpact Ltd.	1,445,850	35,308
Maximus, Inc.	430,000	26,226
Paysafe Group PLC (a)	4,693,513	27,593
Perficient, Inc. (a)	860,615	14,992
Virtusa Corp. (a)	536,100	16,608
		120,727
Semiconductors & Semiconductor Equipment - 1.9%
Cree, Inc. (a)	452,000	9,890
ON Semiconductor Corp. (a)	1,747,800	24,784
		34,674
Software - 0.9%
Micro Focus International PLC	468,000	15,687

TOTAL INFORMATION TECHNOLOGY		289,974

MATERIALS - 3.2%
Construction Materials - 0.3%
Eagle Materials, Inc.	61,000	5,854
Containers & Packaging - 1.5%
Silgan Holdings, Inc.	449,980	27,278
Paper & Forest Products - 1.4%
Schweitzer-Mauduit International, Inc.	570,686	24,568

TOTAL MATERIALS		57,700

REAL ESTATE - 6.1%
Equity Real Estate Investment Trusts (REITs) - 4.8%
CoreSite Realty Corp.	403,037	39,437
Corrections Corp. of America	367,130	12,648
CubeSmart	881,900	22,347
WP Carey, Inc.	184,513	11,551
		85,983
Real Estate Management & Development - 1.3%
Leopalace21 Corp.	4,169,900	22,145

TOTAL REAL ESTATE		108,128

UTILITIES - 1.4%
Electric Utilities - 0.6%
IDACORP, Inc.	129,648	10,958
Independent Power and Renewable Electricity Producers - 0.8%
Pattern Energy Group, Inc.	620,800	13,670

TOTAL UTILITIES		24,628

TOTAL COMMON STOCKS
(Cost $1,415,990)		1,760,369

Money Market Funds - 2.8%
Fidelity Cash Central Fund, 0.85% (c)	18,582,094	18,586
Fidelity Securities Lending Cash Central Fund 0.86% (c)(d)	30,717,131	30,720
TOTAL MONEY MARKET FUNDS
(Cost $49,305)		49,306
TOTAL INVESTMENT PORTFOLIO - 101.8%
(Cost $1,465,295)		1,809,675
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(32,492)
NET ASSETS - 100%		$1,777,183

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$145
Fidelity Securities Lending Cash Central Fund	232
Total	$377

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Ardmore Shipping Corp.	$14,788	$4,433	$7,217	$466	$--
Total	$14,788	$4,433	$7,217	$466	$--

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$162,677	$162,677	$--	$--
Consumer Staples	92,167	92,167	--	--
Energy	77,398	77,398	--	--
Financials	377,734	377,734	--	--
Health Care	254,849	253,235	--	1,614
Industrials	315,114	315,114	--	--
Information Technology	289,974	289,974	--	--
Materials	57,700	57,700	--	--
Real Estate	108,128	108,128	--	--
Utilities	24,628	24,628	--	--
Money Market Funds	49,306	49,306	--	--
Total Investments in Securities:	$1,809,675	$1,808,061	$--	$1,614

The following is a summary of transfers between Level 1 and Level 2 for the period ended April 30, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
(Amounts in thousands)
Level 1 to Level 2	$0
Level 2 to Level 1	$49,680

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	78.4%
United Kingdom	7.7%
Switzerland	3.2%
Japan	3.0%
Bermuda	2.0%
Isle of Man	1.6%
Canada	1.4%
Ireland	1.0%
Others (Individually Less Than 1%)	1.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		April 30, 2017
Assets
Investment in securities, at value (including securities loaned of $29,589) — See accompanying schedule: Unaffiliated issuers (cost $1,415,990)	$1,760,369
Fidelity Central Funds (cost $49,305)	49,306
Total Investments (cost $1,465,295)		$1,809,675
Receivable for investments sold		18,653
Receivable for fund shares sold		551
Dividends receivable		1,763
Distributions receivable from Fidelity Central Funds		29
Prepaid expenses		1
Other receivables		40
Total assets		1,830,712
Liabilities
Payable for investments purchased	$19,872
Payable for fund shares redeemed	1,616
Accrued management fee	960
Other affiliated payables	311
Other payables and accrued expenses	50
Collateral on securities loaned	30,720
Total liabilities		53,529
Net Assets		$1,777,183
Net Assets consist of:
Paid in capital		$1,381,915
Undistributed net investment income		817
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		50,110
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		344,341
Net Assets, for 91,716 shares outstanding		$1,777,183
Net Asset Value, offering price and redemption price per share ($1,777,183 ÷ 91,716 shares)		$19.38

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended April 30, 2017
Investment Income
Dividends (including $466 earned from other affiliated issuers)		$21,356
Income from Fidelity Central Funds		377
Total income		21,733
Expenses
Management fee
Basic fee	$13,074
Performance adjustment	1,762
Transfer agent fees	3,623
Accounting and security lending fees	581
Custodian fees and expenses	57
Independent trustees' fees and expenses	8
Registration fees	34
Audit	61
Legal	10
Interest	1
Miscellaneous	15
Total expenses before reductions	19,226
Expense reductions	(148)	19,078
Net investment income (loss)		2,655
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	109,514
Fidelity Central Funds	5
Other affiliated issuers	(4,769)
Foreign currency transactions	(6)
Total net realized gain (loss)		104,744
Change in net unrealized appreciation (depreciation) on: Investment securities	158,126
Assets and liabilities in foreign currencies	(60)
Total change in net unrealized appreciation (depreciation)		158,066
Net gain (loss)		262,810
Net increase (decrease) in net assets resulting from operations		$265,465

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2017	Year ended April 30, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,655	$3,301
Net realized gain (loss)	104,744	117,811
Change in net unrealized appreciation (depreciation)	158,066	(188,989)
Net increase (decrease) in net assets resulting from operations	265,465	(67,877)
Distributions to shareholders from net investment income	(295)	(11,174)
Distributions to shareholders from net realized gain	(76,245)	(189,953)
Total distributions	(76,540)	(201,127)
Share transactions
Proceeds from sales of shares	152,963	511,008
Reinvestment of distributions	74,170	195,114
Cost of shares redeemed	(594,783)	(394,729)
Net increase (decrease) in net assets resulting from share transactions	(367,650)	311,393
Redemption fees	179	320
Total increase (decrease) in net assets	(178,546)	42,709
Net Assets
Beginning of period	1,955,729	1,913,020
End of period	$1,777,183	$1,955,729
Other Information
Undistributed net investment income end of period	$817	$–
Distributions in excess of net investment income end of period	$–	$(1,529)
Shares
Sold	8,392	27,869
Issued in reinvestment of distributions	4,179	10,433
Redeemed	(32,761)	(22,415)
Net increase (decrease)	(20,190)	15,887

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Stock Fund

Years ended April 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$17.48	$19.92	$20.83	$19.78	$18.49
Income from Investment Operations
Net investment income (loss)A	.03	.03	.14	.12B	.09
Net realized and unrealized gain (loss)	2.60	(.50)C	2.50	3.24	1.76
Total from investment operations	2.63	(.47)	2.64	3.36	1.85
Distributions from net investment income	–D	(.11)	(.12)	(.06)	(.08)
Distributions from net realized gain	(.72)	(1.86)	(3.43)	(2.25)	(.48)
Total distributions	(.73)E	(1.97)	(3.55)	(2.31)	(.56)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$19.38	$17.48	$19.92	$20.83	$19.78
Total ReturnF	15.44%	(2.79)%C	14.23%	18.08%	10.52%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.02%	1.00%	.66%	.68%	.72%
Expenses net of fee waivers, if any	1.02%	.99%	.66%	.67%	.72%
Expenses net of all reductions	1.02%	.99%	.66%	.67%	.69%
Net investment income (loss)	.14%	.17%	.71%	.57%B	.51%
Supplemental Data
Net assets, end of period (in millions)	$1,777	$1,956	$1,913	$2,050	$2,500
Portfolio turnover rateI	48%	59%	64%	50%	75%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .43%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.03 per share. Excluding these litigation proceeds, the total return would have been (2.96)%.

 D Amount represents less than $.005 per share.

 E Total distributions of $.73 per share is comprised of distributions from net investment income of $.003 and distributions from net realized gain of $.723 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Small Cap Stock Fund (the Fund) is a fund of Fidelity Concord Street Trust (the Trust) (formerly a fund of Fidelity Commonwealth Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2017, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$407,782
Gross unrealized depreciation	(66,345)
Net unrealized appreciation (depreciation) on securities	$341,437
Tax Cost	$1,468,238

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$818
Undistributed long-term capital gain	$53,053
Net unrealized appreciation (depreciation) on securities and other investments	$341,397

The tax character of distributions paid was as follows:

	April 30, 2017	April 30, 2016
Ordinary Income	$295	$ 17,512
Long-term Capital Gains	76,245	183,615
Total	$76,540	$ 201,127

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $890,052 and $1,293,209, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the Russell 2000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .79% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $66 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$8,241.60%		$1

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $409. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $232, including $10 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $132 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $15.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Concord Street Trust and Shareholders of Fidelity Small Cap Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Small Cap Stock Fund (the Fund), a fund of Fidelity Concord Street Trust, including the schedule of investments, as of April 30, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Small Cap Stock Fund as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 14, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 189 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2016 to April 30, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period-B November 1, 2016 to April 30, 2017
Actual	.97%	$1,000.00	$1,139.10	$5.14
Hypothetical-C		$1,000.00	$1,019.98	$4.86

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Stock Fund voted to pay on June 12, 2017, to shareholders of record at the opening of business on June 9, 2017, a distribution of $0.591 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.010 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2017, $87,723,307, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Stock Fund

On September 14, 2016, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve the management contract and sub-advisory agreements (collectively, the Advisory Contracts) for the fund in connection with reorganizing the fund from one Trust to another. In reaching this determination, the Board considered that the contractual terms of and the fees payable under the fund's Advisory Contracts are identical to those in the fund's current Advisory Contracts. The Board considered that the approval of the Advisory Contracts will not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets; (ii) the nature, extent and quality of services provided under the fund's Advisory Contracts; or (iii) the day-to-day management of the fund or the persons primarily responsible for such management. The Board considered that it approved the Advisory Contracts for the fund at its July 2016 meeting and that it will again consider the renewal of the Advisory Contracts in July 2017.

Because the Board was approving Advisory Contracts with terms identical to the current Advisory Contracts, it did not consider the fund's investment performance, competitiveness of management fees and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its consideration of future renewal of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the fund's management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved, without modification, as part of the process of reorganizing the fund from one Trust to another.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SLCX-ANN-0617
1.703590.119

Fidelity® Mid-Cap Stock Fund Class K Annual Report April 30, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2017	Past 1 year	Past 5 years	Past 10 years
Class K	16.96%	12.40%	6.90%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Mid-Cap Stock Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Mid-Cap Stock Fund - Class K on April 30, 2007. The chart shows how the value of your investment would have changed, and also shows how the S&P MidCap 400® Index performed over the same period. See above for additional information regarding the performance of Class K.

Period Ending Values
$19,487	Fidelity® Mid-Cap Stock Fund - Class K
$23,091	S&P MidCap 400® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 17.92% for the year ending April 30, 2017, rising sharply following the November election and continuing to gain ground through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act (ACA), and were relatively flat through April 30. In a stark reversal from 2016, growth-oriented stocks topped their value counterparts through the first third of 2017. Sector-wise, information technology (+35%) fared best, anchored by twin rallies in the June 2016 and March 2017 quarters as growth regained favor. Financials (+27%) also handily outperformed, riding an uptick in bond yields and a surge in banks, particularly post-election. Industrials (+19%) and materials (+16%) did well amid a call for increased infrastructure spending and a rise in commodity prices, respectively. Conversely, consumer staples (+9%), real estate (+5%) and telecommunication services (0%) were held back amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of one or two additional interest rate hikes later in 2017. Energy (+2%) also struggled this period.

Comments from Portfolio Manager John Roth:  For the year, the fund's share classes gained about 17%, underperforming the 20.46% return of the benchmark S&P MidCap 400® Index. Versus the benchmark, the fund was poorly positioned amid a rally among more-cyclical stocks following the November U.S. presidential election. In particular, positioning in financials and picks in information technology weighed on the fund's results. Notably, the fund’s cash position of about 7%, on average, was a significant detractor amid a strong market. The fund’s largest individual detractor was an non-index stake in Allstar Co-Invest. Allstar represents a private investment in sporting-goods retailer Academy Sports + Outdoors. Our stake returned -61% the past year, as Academy struggled amid weak conditions for the sporting-goods industry. Elsewhere, we did not own chipmaker Advanced Micro Devices (AMD), which outperformed as investors grew excited about burgeoning opportunities in tech. Stock picking in energy helped, including a sizable out-of-benchmark stake in Williams Companies, the fund’s largest individual contributor and its biggest holding. Williams owns a majority stake in Williams Partners, a master limited partnership (MLP) and North American pipeline owner – and another big non-index fund position and contributor this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of April 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
The Williams Companies, Inc.	2.1	2.2
Eurofins Scientific SA	2.1	2.0
Boston Scientific Corp.	1.6	1.4
Williams Partners LP	1.5	1.5
ARAMARK Holdings Corp.	1.5	1.3
NVR, Inc.	1.4	1.2
First Data Corp. Class A	1.4	1.3
Aspen Technology, Inc.	1.4	1.2
Arch Capital Group Ltd.	1.3	1.2
First American Financial Corp.	1.3	1.3
	15.6

Top Five Market Sectors as of April 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.2	18.0
Financials	15.5	13.1
Industrials	12.8	10.8
Health Care	11.5	9.9
Consumer Discretionary	11.0	11.6

Asset Allocation (% of fund's net assets)

As of April 30, 2017 *
Stocks	92.8%
Bonds	0.1%
Convertible Securities	0.1%
Other Investments	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	6.8%

 * Foreign investments - 13.0%

As of October 31, 2016*
Stocks	90.2%
Bonds	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	9.7%

 * Foreign investments - 11.3%

Investments April 30, 2017

Showing Percentage of Net Assets

Common Stocks - 92.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 10.9%
Auto Components - 0.3%
Magna International, Inc. Class A (sub. vtg.)	574,500	$23,998
Automobiles - 0.5%
Fiat Chrysler Automobiles NV (a)	3,522,500	40,051
Distributors - 0.9%
Pool Corp.	592,501	70,875
Hotels, Restaurants & Leisure - 2.0%
ARAMARK Holdings Corp.	3,206,840	117,114
Noodles & Co. (a)(b)(c)	2,354,500	13,774
Whitbread PLC	406,510	21,245
		152,133
Household Durables - 3.3%
D.R. Horton, Inc.	1,206,433	39,680
Lennar Corp. Class A	583,900	29,487
NVR, Inc. (a)	54,400	114,852
Toll Brothers, Inc.	2,111,287	75,985
		260,004
Leisure Products - 0.2%
New Academy Holding Co. LLC unit (a)(d)(e)	294,000	17,675
Media - 0.3%
WME Entertainment Parent, LLC Class A (e)(f)	8,324,258	18,813
Multiline Retail - 0.3%
Dollar General Corp.	308,100	22,402
Specialty Retail - 2.4%
AutoZone, Inc. (a)	47,100	32,602
Citi Trends, Inc. (c)	887,653	16,679
Ross Stores, Inc.	478,500	31,103
Sally Beauty Holdings, Inc. (a)	889,900	16,926
Tiffany & Co., Inc.	755,300	69,223
Ulta Beauty, Inc. (a)	84,600	23,810
		190,343
Textiles, Apparel & Luxury Goods - 0.7%
Brunello Cucinelli SpA (b)	2,067,300	54,136

TOTAL CONSUMER DISCRETIONARY		850,430

CONSUMER STAPLES - 2.6%
Beverages - 0.8%
Molson Coors Brewing Co. Class B	606,100	58,119
Food Products - 1.1%
Amira Nature Foods Ltd. (a)(b)	1,783,275	9,255
Amplify Snack Brands, Inc. (a)(b)	3,540,897	31,868
Greencore Group PLC	3,913,584	11,557
The Hershey Co.	301,400	32,611
		85,291
Household Products - 0.4%
Church & Dwight Co., Inc.	616,646	30,542
Personal Products - 0.3%
Coty, Inc. Class A	1,454,800	25,968

TOTAL CONSUMER STAPLES		199,920

ENERGY - 9.0%
Energy Equipment & Services - 1.4%
Borr Drilling Ltd. (a)	7,496,000	29,684
Helmerich & Payne, Inc. (b)	220,000	13,341
Oceaneering International, Inc.	1,734,900	45,784
TechnipFMC PLC (a)	674,200	20,314
		109,123
Oil, Gas & Consumable Fuels - 7.6%
Cabot Oil & Gas Corp.	2,062,800	47,939
Cimarex Energy Co.	414,500	48,364
Cobalt International Energy, Inc. (a)(b)	3,085,300	1,207
Denbury Resources, Inc. (a)(b)	4,034,200	8,956
Diamondback Energy, Inc. (a)	522,000	52,116
Energy Transfer Equity LP	1,017,000	18,977
GasLog Ltd. (b)	1,850,477	25,907
Golar LNG Ltd. (b)	1,428,800	36,449
Range Resources Corp.	662,600	17,552
SM Energy Co.	1,451,300	32,785
Southwestern Energy Co. (a)	1,239,400	9,308
The Williams Companies, Inc.	5,378,000	164,725
Whiting Petroleum Corp. (a)	1,751,200	14,535
Williams Partners LP	2,944,100	120,502
		599,322

TOTAL ENERGY		708,445

FINANCIALS - 15.5%
Banks - 6.7%
First Republic Bank	1,000,300	92,488
FNB Corp., Pennsylvania	3,698,600	52,668
Huntington Bancshares, Inc.	5,169,700	66,482
M&T Bank Corp.	454,400	70,618
Prosperity Bancshares, Inc.	592,900	39,843
Regions Financial Corp.	5,797,524	79,716
SunTrust Banks, Inc.	1,070,300	60,804
Texas Capital Bancshares, Inc. (a)	245,400	18,675
UMB Financial Corp.	631,300	45,763
		527,057
Capital Markets - 1.0%
KKR & Co. LP	4,039,184	76,664
Insurance - 6.0%
Arch Capital Group Ltd. (a)	1,080,700	104,795
Brown & Brown, Inc.	1,181,800	50,699
First American Financial Corp.	2,404,000	104,358
FNF Group	2,009,400	82,285
Progressive Corp.	1,774,700	70,491
Willis Group Holdings PLC	407,100	53,990
		466,618
Thrifts & Mortgage Finance - 1.8%
MGIC Investment Corp. (a)	5,946,709	62,678
Radian Group, Inc.	4,783,944	80,753
		143,431

TOTAL FINANCIALS		1,213,770

HEALTH CARE - 11.4%
Health Care Equipment & Supplies - 3.7%
Boston Scientific Corp. (a)	4,733,400	124,867
DexCom, Inc. (a)	292,900	22,834
Sartorius Stedim Biotech	222,388	14,915
Teleflex, Inc.	315,200	65,212
The Cooper Companies, Inc.	307,165	61,534
		289,362
Health Care Providers & Services - 3.1%
Acadia Healthcare Co., Inc. (a)(b)	562,100	24,496
Amplifon SpA	2,524,582	32,203
Henry Schein, Inc. (a)	227,700	39,574
MEDNAX, Inc. (a)	936,600	56,533
Premier, Inc. (a)	580,400	19,618
Teladoc, Inc. (a)(b)	465,100	11,534
Universal Health Services, Inc. Class B	498,900	60,247
		244,205
Health Care Technology - 1.0%
Cerner Corp. (a)	446,400	28,904
HealthStream, Inc. (a)	854,400	23,744
Medidata Solutions, Inc. (a)	396,300	25,930
		78,578
Life Sciences Tools & Services - 2.9%
Agilent Technologies, Inc.	1,178,100	64,854
Eurofins Scientific SA	332,300	163,649
		228,503
Pharmaceuticals - 0.7%
Catalent, Inc. (a)	1,770,050	51,827

TOTAL HEALTH CARE		892,475

INDUSTRIALS - 12.8%
Aerospace & Defense - 3.3%
Elbit Systems Ltd. (b)	192,200	22,831
HEICO Corp.	41,892	2,977
HEICO Corp. Class A	299,500	18,359
KEYW Holding Corp. (a)(b)(c)	4,531,636	43,005
Rockwell Collins, Inc.	443,200	46,133
Space Exploration Technologies Corp. Class A (a)(e)	124,710	13,095
Teledyne Technologies, Inc. (a)	476,400	64,233
Textron, Inc.	553,600	25,831
TransDigm Group, Inc.	79,500	19,615
		256,079
Air Freight & Logistics - 0.9%
C.H. Robinson Worldwide, Inc.	495,600	36,030
Expeditors International of Washington, Inc.	567,657	31,840
PostNL NV (b)	1,093,527	5,416
		73,286
Commercial Services & Supplies - 1.0%
KAR Auction Services, Inc.	714,700	31,175
Stericycle, Inc. (a)	324,600	27,701
U.S. Ecology, Inc.	457,981	21,594
		80,470
Construction & Engineering - 0.5%
Jacobs Engineering Group, Inc.	638,800	35,083
Electrical Equipment - 2.1%
AMETEK, Inc.	1,189,992	68,068
Generac Holdings, Inc. (a)	817,700	28,759
Melrose Industries PLC	11,264,617	34,505
Regal Beloit Corp.	381,100	30,050
		161,382
Machinery - 3.2%
Donaldson Co., Inc.	1,200,800	55,573
Flowserve Corp.	1,153,400	58,673
Kennametal, Inc.	903,800	37,580
Pentair PLC	910,800	58,756
Rational AG	76,000	38,190
		248,772
Marine - 0.1%
Goodbulk Ltd. (a)(c)	906,187	9,884
Road & Rail - 0.7%
Genesee & Wyoming, Inc. Class A (a)	806,600	54,655
Trading Companies & Distributors - 1.0%
Rush Enterprises, Inc. Class A (a)	738,700	27,886
United Rentals, Inc. (a)	490,173	53,752
		81,638

TOTAL INDUSTRIALS		1,001,249

INFORMATION TECHNOLOGY - 18.2%
Communications Equipment - 0.3%
Juniper Networks, Inc.	817,800	24,591
Electronic Equipment & Components - 4.4%
Amphenol Corp. Class A	1,122,200	81,146
Arrow Electronics, Inc. (a)	1,329,000	93,695
CDW Corp.	550,700	32,541
Fabrinet (a)	1,117,231	38,734
IPG Photonics Corp. (a)	336,500	42,507
Keysight Technologies, Inc. (a)	1,528,900	57,227
		345,850
Internet Software & Services - 1.4%
Akamai Technologies, Inc. (a)	566,200	34,504
Endurance International Group Holdings, Inc. (a)	2,344,600	17,819
GoDaddy, Inc. (a)	1,128,000	43,902
LogMeIn, Inc.	128,281	14,496
		110,721
IT Services - 5.8%
Fidelity National Information Services, Inc.	663,186	55,834
First Data Corp. Class A (a)	6,852,773	107,040
Fiserv, Inc. (a)	534,800	63,716
FleetCor Technologies, Inc. (a)	338,100	47,719
Leidos Holdings, Inc.	1,423,200	74,946
Total System Services, Inc.	624,100	35,767
WNS Holdings Ltd. sponsored ADR (a)	2,005,300	64,210
		449,232
Semiconductors & Semiconductor Equipment - 1.9%
Analog Devices, Inc.	122,989	9,372
KLA-Tencor Corp.	477,700	46,920
Maxim Integrated Products, Inc.	756,400	33,395
Silicon Laboratories, Inc. (a)	526,494	37,460
Xilinx, Inc.	378,900	23,912
		151,059
Software - 4.4%
ANSYS, Inc. (a)	887,000	97,712
Aspen Technology, Inc. (a)	1,716,800	105,566
Citrix Systems, Inc. (a)	746,500	60,422
Mobileye NV (a)	801,200	49,610
Red Hat, Inc. (a)	371,300	32,704
		346,014

TOTAL INFORMATION TECHNOLOGY		1,427,467

MATERIALS - 2.7%
Chemicals - 0.6%
Albemarle Corp. U.S.	215,000	23,416
Potash Corp. of Saskatchewan, Inc.	1,233,500	20,802
		44,218
Construction Materials - 0.2%
Forterra, Inc.	994,600	19,136
Containers & Packaging - 0.8%
WestRock Co.	1,156,900	61,964
Metals & Mining - 1.1%
Franco-Nevada Corp.	342,600	23,301
Freeport-McMoRan, Inc. (a)	1,595,900	20,348
Newcrest Mining Ltd.	1,286,984	20,392
Novagold Resources, Inc. (a)(b)	5,118,176	21,222
		85,263

TOTAL MATERIALS		210,581

REAL ESTATE - 4.1%
Equity Real Estate Investment Trusts (REITs) - 3.6%
Apartment Investment & Management Co. Class A	912,500	39,913
Cousins Properties, Inc.	5,242,791	44,511
Essex Property Trust, Inc.	262,600	64,198
Healthcare Realty Trust, Inc.	1,239,500	40,656
Healthcare Trust of America, Inc.	1,110,600	35,417
National Retail Properties, Inc.	357,700	15,102
Parkway, Inc.	655,373	13,206
VEREIT, Inc.	3,822,100	31,991
		284,994
Real Estate Management & Development - 0.5%
Realogy Holdings Corp.	1,136,000	34,705

TOTAL REAL ESTATE		319,699

TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Iridium Communications, Inc. (a)(b)	1,809,500	19,181
UTILITIES - 5.3%
Electric Utilities - 3.8%
Alliant Energy Corp.	2,027,400	79,717
IDACORP, Inc.	948,433	80,162
OGE Energy Corp.	2,171,600	75,528
Xcel Energy, Inc.	1,346,882	60,677
		296,084
Gas Utilities - 1.5%
Atmos Energy Corp.	1,214,597	98,407
Spire, Inc.	333,000	22,827
		121,234

TOTAL UTILITIES		417,318

TOTAL COMMON STOCKS
(Cost $5,368,172)		7,260,535

Preferred Stocks - 0.2%
Convertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Leisure Products - 0.1%
Peloton Interactive, Inc. Series E (e)	439,714	9,525
Nonconvertible Preferred Stocks - 0.1%
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Sartorius AG (non-vtg.)	95,836	8,775
TOTAL PREFERRED STOCKS
(Cost $16,979)		18,300
	Principal Amount (000s)	Value (000s)

Nonconvertible Bonds - 0.1%
ENERGY - 0.1%
Energy Equipment & Services - 0.1%
Pacific Drilling SA 5.375% 6/1/20(g)	26,110	12,533
(Cost $16,873)
	Shares	Value (000s)

Other - 0.2%
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Utica Shale Drilling Program (non-operating revenue interest) (e)(f)
(Cost $13,599)	13,598,556	13,599

Money Market Funds - 7.8%
Fidelity Cash Central Fund, 0.85% (h)	488,294,972	488,393
Fidelity Securities Lending Cash Central Fund 0.86% (h)(i)	122,879,828	122,892
TOTAL MONEY MARKET FUNDS
(Cost $611,198)		611,285
TOTAL INVESTMENT PORTFOLIO - 101.0%
(Cost $6,026,821)		7,916,252
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(81,426)
NET ASSETS - 100%		$7,834,826

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $72,707,000 or 0.9% of net assets.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $12,533,000 or 0.2% of net assets.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
New Academy Holding Co. LLC unit	8/1/11	$30,988
Peloton Interactive, Inc. Series E	3/31/17	$9,525
Space Exploration Technologies Corp. Class A	4/8/16 - 4/6/17	$12,269
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 11/4/16	$13,599
WME Entertainment Parent, LLC Class A	8/16/16	$16,835

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$2,690
Fidelity Securities Lending Cash Central Fund	2,399
Total	$5,089

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Citi Trends, Inc.	$16,152	$--	$197	$214	$16,679
Goodbulk Ltd.	--	9,968	--	--	9,884
KEYW Holding Corp.	24,249	11,293	467	--	43,005
Noodles & Co.	26,599	--	233	--	13,774
Total	$67,000	$21,261	$897	$214	$83,342

 * Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$859,955	$813,942	$--	$46,013
Consumer Staples	199,920	199,920	--	--
Energy	708,445	708,445	--	--
Financials	1,213,770	1,213,770	--	--
Health Care	901,250	901,250	--	--
Industrials	1,001,249	988,154	--	13,095
Information Technology	1,427,467	1,427,467	--	--
Materials	210,581	210,581	--	--
Real Estate	319,699	319,699	--	--
Telecommunication Services	19,181	19,181	--	--
Utilities	417,318	417,318	--	--
Corporate Bonds	12,533	--	12,533	--
Other	13,599	--	--	13,599
Money Market Funds	611,285	611,285	--	--
Total Investments in Securities:	$7,916,252	$7,831,012	$12,533	$72,707

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.0%
Bermuda	2.6%
Luxembourg	2.2%
Netherlands	1.2%
Canada	1.2%
Italy	1.1%
Ireland	1.0%
Others (Individually Less Than 1%)	3.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		April 30, 2017
Assets
Investment in securities, at value (including securities loaned of $117,597) — See accompanying schedule: Unaffiliated issuers (cost $5,286,567)	$7,221,625
Fidelity Central Funds (cost $611,198)	611,285
Other affiliated issuers (cost $129,056)	83,342
Total Investments (cost $6,026,821)		$7,916,252
Restricted cash		337
Foreign currency held at value (cost $406)		406
Receivable for investments sold		43,800
Receivable for fund shares sold		3,343
Dividends receivable		2,358
Interest receivable		585
Distributions receivable from Fidelity Central Funds		482
Prepaid expenses		5
Other receivables		489
Total assets		7,968,057
Liabilities
Payable for investments purchased	$745
Payable for fund shares redeemed	5,989
Accrued management fee	2,196
Other affiliated payables	934
Other payables and accrued expenses	498
Collateral on securities loaned	122,869
Total liabilities		133,231
Net Assets		$7,834,826
Net Assets consist of:
Paid in capital		$5,771,596
Distributions in excess of net investment income		(9,883)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		183,667
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,889,446
Net Assets		$7,834,826
Mid-Cap Stock:
Net Asset Value, offering price and redemption price per share ($5,621,573 ÷ 153,515 shares)		$36.62
Class K:
Net Asset Value, offering price and redemption price per share ($2,213,253 ÷ 60,410 shares)		$36.64

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended April 30, 2017
Investment Income
Dividends (including $214 earned from other affiliated issuers)		$82,318
Interest		3,353
Income from Fidelity Central Funds		5,089
Total income		90,760
Expenses
Management fee
Basic fee	$40,733
Performance adjustment	(11,370)
Transfer agent fees	9,752
Accounting and security lending fees	1,225
Custodian fees and expenses	132
Independent trustees' fees and expenses	31
Registration fees	114
Audit	79
Legal	26
Miscellaneous	67
Total expenses before reductions	40,789
Expense reductions	(336)	40,453
Net investment income (loss)		50,307
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	386,861
Fidelity Central Funds	(18)
Other affiliated issuers	(209)
Foreign currency transactions	1
Total net realized gain (loss)		386,635
Change in net unrealized appreciation (depreciation) on: Investment securities	721,303
Assets and liabilities in foreign currencies	6
Total change in net unrealized appreciation (depreciation)		721,309
Net gain (loss)		1,107,944
Net increase (decrease) in net assets resulting from operations		$1,158,251

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2017	Year ended April 30, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$50,307	$46,833
Net realized gain (loss)	386,635	857,446
Change in net unrealized appreciation (depreciation)	721,309	(1,201,757)
Net increase (decrease) in net assets resulting from operations	1,158,251	(297,478)
Distributions to shareholders from net investment income	(58,332)	(48,569)
Distributions to shareholders from net realized gain	(541,715)	(930,371)
Total distributions	(600,047)	(978,940)
Share transactions - net increase (decrease)	152,647	(61,224)
Redemption fees	28	35
Total increase (decrease) in net assets	710,879	(1,337,607)
Net Assets
Beginning of period	7,123,947	8,461,554
End of period	$7,834,826	$7,123,947
Other Information
Undistributed net investment income end of period	$–	$17,650
Distributions in excess of net investment income end of period	$(9,883)	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mid-Cap Stock Fund

Years ended April 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$34.07	$40.11	$40.26	$33.69	$30.15
Income from Investment Operations
Net investment income (loss)A	.22	.21	.18	.10	.29
Net realized and unrealized gain (loss)	5.19	(1.54)	3.52	7.69	4.45
Total from investment operations	5.41	(1.33)	3.70	7.79	4.74
Distributions from net investment income	(.27)	(.22)	(.09)	(.08)	(.33)
Distributions from net realized gain	(2.59)	(4.49)	(3.76)	(1.14)	(.87)
Total distributions	(2.86)	(4.71)	(3.85)	(1.22)	(1.20)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$36.62	$34.07	$40.11	$40.26	$33.69
Total ReturnC	16.80%	(3.44)%	9.83%	23.50%	16.54%
Ratios to Average Net AssetsD,E
Expenses before reductions	.58%	.72%	.73%	.78%	.65%
Expenses net of fee waivers, if any	.58%	.72%	.72%	.78%	.65%
Expenses net of all reductions	.58%	.72%	.72%	.78%	.63%
Net investment income (loss)	.64%	.59%	.46%	.25%	.95%
Supplemental Data
Net assets, end of period (in millions)	$5,622	$5,136	$5,874	$5,966	$4,750
Portfolio turnover rateF	27%G	23%G	29%	27%	46%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mid-Cap Stock Fund Class K

Years ended April 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$34.08	$40.12	$40.27	$33.68	$30.15
Income from Investment Operations
Net investment income (loss)A	.26	.25	.22	.15	.33
Net realized and unrealized gain (loss)	5.20	(1.54)	3.51	7.69	4.45
Total from investment operations	5.46	(1.29)	3.73	7.84	4.78
Distributions from net investment income	(.31)	(.26)	(.13)	(.12)	(.38)
Distributions from net realized gain	(2.59)	(4.49)	(3.76)	(1.14)	(.87)
Total distributions	(2.90)	(4.75)	(3.88)B	(1.25)C	(1.25)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$36.64	$34.08	$40.12	$40.27	$33.68
Total ReturnE	16.96%	(3.33)%	9.92%	23.67%	16.72%
Ratios to Average Net AssetsF,G
Expenses before reductions	.46%	.60%	.61%	.65%	.50%
Expenses net of fee waivers, if any	.46%	.60%	.61%	.65%	.50%
Expenses net of all reductions	.46%	.60%	.61%	.65%	.48%
Net investment income (loss)	.76%	.71%	.57%	.39%	1.11%
Supplemental Data
Net assets, end of period (in millions)	$2,213	$1,988	$2,588	$2,927	$2,447
Portfolio turnover rateH	27%I	23%I	29%	27%	46%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $3.88 per share is comprised of distributions from net investment income of $.127 and distributions from net realized gain of $3.757 per share.

 C Total distributions of $1.25 per share is comprised of distributions from net investment income of $.116 and distributions from net realized gain of $1.136 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Mid-Cap Stock Fund (the Fund) is a fund of Fidelity Concord Street Trust (the Trust) (formerly a fund of Fidelity Commonwealth Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Mid-Cap Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), market discount, redemptions in kind, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$2,275,881
Gross unrealized depreciation	(381,970)
Net unrealized appreciation (depreciation) on securities	$1,893,911
Tax Cost	$6,022,341

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$39,753
Undistributed long-term capital gain	$148,858
Net unrealized appreciation (depreciation) on securities and other investments	$1,875,049

The tax character of distributions paid was as follows:

	April 30, 2017	April 30, 2016
Ordinary Income	$75,159	$ 48,569
Long-term Capital Gains	524,888	930,371
Total	$600,047	$ 978,940

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $32,749 in these Subsidiaries, representing .42% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $1,875,147 and $2,243,645, respectively.

Redemptions In-Kind. During the period, 2,668 shares of the Fund held by an unaffiliated entity were redeemed in-kind for investments and cash, including accrued interest, with a value of $91,425. The net realized gain of $26,420 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of the redemptions is included in share transactions activity shown in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 7,169 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash, including accrued interest, with a value of $265,315. The Fund had a net realized gain of $85,469 on investments delivered through the in-kind redemptions. The amount the redemptions is included in share transactions activity shown in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid-Cap Stock as compared to its benchmark index, the S&P MidCap 400 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .39% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Mid-Cap Stock. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Mid-Cap Stock	$8,778.16
Class K	974.05
	$9,752

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $77 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $25 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $7,550. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,399, including $142 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $274 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $61.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2017	Year ended April 30, 2016
From net investment income
Mid-Cap Stock	$40,418	$32,540
Class K	17,914	16,029
Total	$58,332	$48,569
From net realized gain
Mid-Cap Stock	$391,773	$657,512
Class K	149,942	272,859
Total	$541,715	$930,371

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2017	Year ended April 30, 2016	Year ended April 30, 2017	Year ended April 30, 2016
Mid-Cap Stock
Shares sold	16,037	11,317	$556,563	$392,342
Reinvestment of distributions	12,275	18,581	412,221	658,782
Shares redeemed	(25,541)	(25,606)	(885,025)	(889,201)
Net increase (decrease)	2,771	4,292	$83,759	$161,923
Class K
Shares sold	13,774	10,618	$477,891	$370,206
Reinvestment of distributions	4,995	8,154	167,856	288,888
Shares redeemed	(16,690)(a)	(24,946)(b)	(576,859)(a)	(882,241)(b)
Net increase (decrease)	2,079	(6,174)	$68,888	$(223,147)

 (a) Amount includes in-kind redemptions (see Note 4: Redemptions In-Kind).

 (b) Amount includes in-kind redemptions (see Note 4: Prior Fiscal Year Redemptions In-Kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Concord Street Trust and Shareholders of Fidelity Mid-Cap Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Mid-Cap Stock Fund (the Fund), a fund of Fidelity Concord Street Trust, including the schedule of investments, as of April 30, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Mid-Cap Stock Fund as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 14, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 189 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2016 to April 30, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period-B November 1, 2016 to April 30, 2017
Mid-Cap Stock	.52%
Actual		$1,000.00	$1,115.30	$2.73
Hypothetical-C		$1,000.00	$1,022.22	$2.61
Class K	.41%
Actual		$1,000.00	$1,115.70	$2.15
Hypothetical-C		$1,000.00	$1,022.76	$2.06

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Mid-Cap Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Mid-Cap Stock Fund
Mid-Cap Stock Fund	06/12/17	06/09/17	$0.030	$0.859
Class K	06/12/17	06/09/17	$0.044	$0.859

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30 2017, $309,541,536, or, if subsequently determined to be different, the net capital gain of such year.

Mid-Cap Stock Fund designates 100% and 83%; Class K designates 96% and 76%; of the dividends distributed in June and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Mid-Cap Stock Fund designates 100% and 90%; Class K designates 98% and 82%; of the dividends distributed in June and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Mid-Cap Stock Fund

On September 14, 2016, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve the management contract and sub-advisory agreements (collectively, the Advisory Contracts) for the fund in connection with reorganizing the fund from one Trust to another. In reaching this determination, the Board considered that the contractual terms of and the fees payable under the fund's Advisory Contracts are identical to those in the fund's current Advisory Contracts. The Board considered that the approval of the Advisory Contracts will not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets; (ii) the nature, extent and quality of services provided under the fund's Advisory Contracts; or (iii) the day-to-day management of the fund or the persons primarily responsible for such management. The Board considered that it approved the Advisory Contracts for the fund at its July 2016 meeting and that it will again consider the renewal of the Advisory Contracts in July 2017.

Because the Board was approving Advisory Contracts with terms identical to the current Advisory Contracts, it did not consider the fund's investment performance, competitiveness of management fees and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its consideration of future renewal of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the fund's management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved, without modification, as part of the process of reorganizing the fund from one Trust to another.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

MCS-K-ANN-0617
1.863347.108

Fidelity® Event Driven Opportunities Fund Annual Report April 30, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2017	Past 1 year	Life of fundA
Fidelity® Event Driven Opportunities Fund	28.57%	11.90%

 A From December 12, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Event Driven Opportunities Fund on December 12, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Period Ending Values
$14,627	Fidelity® Event Driven Opportunities Fund
$14,220	Russell 3000® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 17.92% for the year ending April 30, 2017, rising sharply following the November election and continuing to gain ground through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act (ACA), and were relatively flat through April 30. In a stark reversal from 2016, growth-oriented stocks topped their value counterparts through the first third of 2017. Sector-wise, information technology (+35%) fared best, anchored by twin rallies in the June 2016 and March 2017 quarters as growth regained favor. Financials (+27%) also handily outperformed, riding an uptick in bond yields and a surge in banks, particularly post-election. Industrials (+19%) and materials (+16%) did well amid a call for increased infrastructure spending and a rise in commodity prices, respectively. Conversely, consumer staples (+9%), real estate (+5%) and telecommunication services (0%) were held back amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of one or two additional interest rate hikes later in 2017. Energy (+2%) also struggled this period.

Comments from Portfolio Manager Arvind Navaratnam:  For the year, the fund gained 28.57%, handily outperforming the 18.58% result of the Russell 3000® Index. The corporate events in which the fund was invested added value this period, with one stock in particular contributing about 800 basis points versus the benchmark: oil and natural-gas equipment and processing firm Exterran. The stock advanced 80% this period amid an improved environment for oil and natural gas. Brink's, a global leader in security-related services for banks, retailers and a variety of other commercial and governmental customers, was another large fund holding and contributor. Brink’s shares rallied nearly 15% in one day in February after the security-services firm reported improved results for the fourth quarter and full-year 2016. Turning to the negative, a large stake in Triumph Group was our biggest individual detractor. Triumph is a global leader in manufacturing and overhauling aerospace structures, systems and components. In July, the stock plunged when the firm reported its first quarterly results of its 2017 fiscal year, which disappointed investors. We sold our stake in Triumph before October 31.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of April 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
The Madison Square Garden Co.	10.1	4.2
Exterran Corp.	9.1	10.0
Twenty-First Century Fox, Inc. Class B	6.9	2.2
The Brink's Co.	6.9	4.4
Alliance Data Systems Corp.	5.1	3.3
Encore Capital Group, Inc.	4.9	3.1
Perrigo Co. PLC	3.0	0.0
Quality Care Properties, Inc.	2.4	0.0
ECN Capital Corp.	2.3	1.3
Donnelley Financial Solutions, Inc.	2.3	1.5
	53.0

Top Five Market Sectors as of April 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	25.9	20.6
Consumer Discretionary	22.6	22.9
Financials	16.6	13.9
Energy	10.3	10.0
Industrials	6.9	10.0

Asset Allocation (% of fund's net assets)

As of April 30, 2017*
Stocks and Equity Futures	99.0%
Short-Term Investments and Net Other Assets (Liabilities)	1.0%

 * Foreign investments - 11.2%

As of October 31, 2016 *
Stocks and Equity Futures	96.7%
Short-Term Investments and Net Other Assets (Liabilities)	3.3%

 * Foreign investments - 5.6%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments April 30, 2017

Showing Percentage of Net Assets

Common Stocks - 90.0%
	Shares	Value
CONSUMER DISCRETIONARY - 22.6%
Internet & Direct Marketing Retail - 1.1%
Zooplus AG (a)	21,711	$4,059,487
Leisure Products - 0.3%
Vista Outdoor, Inc. (a)	63,400	1,240,104
Media - 18.5%
Cable One, Inc.	2,800	1,909,208
Gannett Co., Inc.	121,100	1,012,396
NZME Ltd.	3,549,368	2,120,187
The Madison Square Garden Co. (a)	178,105	35,936,244
Twenty-First Century Fox, Inc. Class B	824,300	24,613,598
		65,591,633
Specialty Retail - 2.7%
Ascena Retail Group, Inc. (a)(b)	1,094,326	4,278,815
Carpetright PLC (a)	378,852	1,105,277
Guess?, Inc.	24,620	274,759
Urban Outfitters, Inc. (a)(b)	167,900	3,841,552
		9,500,403

TOTAL CONSUMER DISCRETIONARY		80,391,627

CONSUMER STAPLES - 1.5%
Food Products - 1.5%
Mondelez International, Inc.	29,600	1,332,888
SunOpta, Inc. (a)	530,688	3,874,022
		5,206,910
ENERGY - 10.3%
Energy Equipment & Services - 9.1%
Exterran Corp. (a)	1,184,321	32,414,866
Oil, Gas & Consumable Fuels - 1.2%
International Seaways, Inc. (a)	213,882	4,134,339

TOTAL ENERGY		36,549,205

FINANCIALS - 16.6%
Capital Markets - 2.9%
Associated Capital Group, Inc.	68,169	2,293,887
Waddell & Reed Financial, Inc. Class A	129,800	2,335,102
WisdomTree Investments, Inc. (b)	693,300	5,789,055
		10,418,044
Consumer Finance - 4.9%
Encore Capital Group, Inc. (a)(b)	520,813	17,369,114
Diversified Financial Services - 4.6%
Donnelley Financial Solutions, Inc. (a)	360,500	8,010,310
ECN Capital Corp. (b)	2,977,900	8,115,298
		16,125,608
Insurance - 4.2%
Genworth Financial, Inc. Class A (a)	1,741,200	7,034,448
Stewart Information Services Corp.	166,287	7,888,655
		14,923,103

TOTAL FINANCIALS		58,835,869

HEALTH CARE - 3.4%
Health Care Providers& Services - 0.4%
Quorum Health Corp. (a)	302,158	1,290,215
Pharmaceuticals - 3.0%
Perrigo Co. PLC	145,930	10,790,064

TOTAL HEALTH CARE		12,080,279

INDUSTRIALS - 6.9%
Commercial Services & Supplies - 6.9%
The Brink's Co.	398,429	24,463,541
INFORMATION TECHNOLOGY - 25.9%
Communications Equipment - 1.3%
Lumentum Holdings, Inc. (a)	110,500	4,723,875
Internet Software & Services - 4.9%
CommerceHub, Inc. Series A (a)	238,175	3,810,800
comScore, Inc. (a)(b)	190,600	4,898,420
LogMeIn, Inc.	36,800	4,158,400
WebMD Health Corp. (a)	85,700	4,647,511
		17,515,131
IT Services - 10.6%
Alliance Data Systems Corp.	72,900	18,198,027
Conduent, Inc. (a)	345,374	5,633,050
CSRA, Inc.	161,500	4,696,420
DXC Technology Co. (a)	48,003	3,616,546
PayPal Holdings, Inc. (a)	116,700	5,568,924
		37,712,967
Semiconductors & Semiconductor Equipment - 3.1%
Marvell Technology Group Ltd.	382,200	5,740,644
Versum Materials, Inc.	160,400	5,136,008
		10,876,652
Software - 2.9%
CDK Global, Inc.	83,100	5,402,331
TiVo Corp.	240,700	4,753,825
		10,156,156
Technology Hardware, Storage & Peripherals - 3.1%
Diebold Nixdorf, Inc. (b)	165,500	4,667,100
Hewlett Packard Enterprise Co.	206,800	3,852,684
Quantum Corp. (a)	324,059	2,569,788
		11,089,572

TOTAL INFORMATION TECHNOLOGY		92,074,353

REAL ESTATE - 2.8%
Equity Real Estate Investment Trusts (REITs) - 2.8%
Four Corners Property Trust, Inc.	68,738	1,603,658
Quality Care Properties, Inc. (a)	484,600	8,407,810
		10,011,468
TOTAL COMMON STOCKS
(Cost $280,177,846)		319,613,252
	Principal Amount	Value

U.S. Treasury Obligations - 0.5%
U.S. Treasury Bills, yield at date of purchase 0.49% to 0.81% 5/4/17 to 7/13/17 (c)
(Cost $1,838,786)	1,840,000	1,838,789
	Shares	Value

Money Market Funds - 18.4%
Fidelity Cash Central Fund, 0.85% (d)	40,075,507	$40,083,523
Fidelity Securities Lending Cash Central Fund 0.86% (d)(e)	25,324,470	25,327,002
TOTAL MONEY MARKET FUNDS
(Cost $65,409,089)		65,410,525
TOTAL INVESTMENT PORTFOLIO - 108.9%
(Cost $347,425,721)		386,862,566
NET OTHER ASSETS (LIABILITIES) - (8.9)%		(31,470,680)
NET ASSETS - 100%		$355,391,886

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
232 CME E-mini S&P 500 Index Contracts (United States)	June 2017	27,613,800	$228,529
62 ICE Russell 2000 Index Contracts (United States)	June 2017	4,335,040	106,525
TOTAL FUTURES CONTRACTS			$335,054

The face value of futures purchased as a percentage of Net Assets is 9.0%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $22,305,929.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,448,898.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$152,625
Fidelity Securities Lending Cash Central Fund	221,396
Total	$374,021

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$80,391,627	$80,391,627	$--	$--
Consumer Staples	5,206,910	5,206,910	--	--
Energy	36,549,205	36,549,205	--	--
Financials	58,835,869	58,835,869	--	--
Health Care	12,080,279	12,080,279	--	--
Industrials	24,463,541	24,463,541	--	--
Information Technology	92,074,353	92,074,353	--	--
Real Estate	10,011,468	10,011,468	--	--
U.S. Government and Government Agency Obligations	1,838,789	--	1,838,789	--
Money Market Funds	65,410,525	65,410,525	--	--
Total Investments in Securities:	$386,862,566	$385,023,777	$1,838,789	$--
Derivative Instruments:
Assets
Futures Contracts	$335,054	$335,054	$--	$--
Total Assets	$335,054	$335,054	$--	$--
Total Derivative Instruments:	$335,054	$335,054	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of April 30, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$335,054	$0
Total Equity Risk	335,054	0
Total Value of Derivatives	$335,054	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.8%
Canada	3.4%
Ireland	3.0%
Bermuda	1.6%
Marshall Islands	1.2%
Germany	1.1%
Others (Individually Less Than 1%)	0.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2017
Assets
Investment in securities, at value (including securities loaned of $24,503,383) — See accompanying schedule: Unaffiliated issuers (cost $282,016,632)	$321,452,041
Fidelity Central Funds (cost $65,409,089)	65,410,525
Total Investments (cost $347,425,721)		$386,862,566
Receivable for investments sold		7,955,104
Receivable for fund shares sold		1,656,754
Distributions receivable from Fidelity Central Funds		46,273
Prepaid expenses		116
Other receivables		5,297
Total assets		396,526,110
Liabilities
Payable for investments purchased	$15,150,661
Payable for fund shares redeemed	173,645
Accrued management fee	252,967
Payable for daily variation margin for derivative instruments	129,130
Other affiliated payables	59,631
Other payables and accrued expenses	40,425
Collateral on securities loaned	25,327,765
Total liabilities		41,134,224
Net Assets		$355,391,886
Net Assets consist of:
Paid in capital		$312,261,037
Undistributed net investment income		1,858
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,357,170
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		39,771,821
Net Assets, for 25,520,303 shares outstanding		$355,391,886
Net Asset Value, offering price and redemption price per share ($355,391,886 ÷ 25,520,303 shares)		$13.93

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2017
Investment Income
Dividends		$2,075,486
Interest		4,797
Income from Fidelity Central Funds (including $221,396 from security lending)		374,021
Total income		2,454,304
Expenses
Management fee
Basic fee	$1,880,827
Performance adjustment	(4,138)
Transfer agent fees	369,277
Accounting and security lending fees	89,660
Custodian fees and expenses	19,379
Independent trustees' fees and expenses	857
Registration fees	46,304
Audit	45,524
Legal	819
Miscellaneous	1,628
Total expenses before reductions	2,450,137
Expense reductions	(26,992)	2,423,145
Net investment income (loss)		31,159
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,024,635
Fidelity Central Funds	2,294
Foreign currency transactions	9,465
Futures contracts	3,630,074
Total net realized gain (loss)		11,666,468
Change in net unrealized appreciation (depreciation) on: Investment securities	38,784,677
Assets and liabilities in foreign currencies	4
Futures contracts	30,807
Total change in net unrealized appreciation (depreciation)		38,815,488
Net gain (loss)		50,481,956
Net increase (decrease) in net assets resulting from operations		$50,513,115

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2017	Year ended April 30, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$31,159	$2,600,912
Net realized gain (loss)	11,666,468	(3,074,020)
Change in net unrealized appreciation (depreciation)	38,815,488	(6,082,164)
Net increase (decrease) in net assets resulting from operations	50,513,115	(6,555,272)
Distributions to shareholders from net investment income	(1,337,191)	(1,081,800)
Distributions to shareholders from net realized gain	(2,090,856)	(945,437)
Total distributions	(3,428,047)	(2,027,237)
Share transactions
Proceeds from sales of shares	220,202,286	75,489,091
Reinvestment of distributions	3,221,280	1,849,958
Cost of shares redeemed	(83,728,778)	(93,533,688)
Net increase (decrease) in net assets resulting from share transactions	139,694,788	(16,194,639)
Total increase (decrease) in net assets	186,779,856	(24,777,148)
Net Assets
Beginning of period	168,612,030	193,389,178
End of period	$355,391,886	$168,612,030
Other Information
Undistributed net investment income end of period	$1,858	$1,350,479
Shares
Sold	16,548,805	6,802,513
Issued in reinvestment of distributions	268,977	163,583
Redeemed	(6,566,207)	(8,718,246)
Net increase (decrease)	10,251,575	(1,752,150)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Event Driven Opportunities Fund

Years ended April 30,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$11.04	$11.36	$10.57	$10.00
Income from Investment Operations
Net investment income (loss)B	–	.14C	.06	.03D
Net realized and unrealized gain (loss)	3.12	(.35)E	.95F	.55G
Total from investment operations	3.12	(.21)	1.01	.58
Distributions from net investment income	(.09)H	(.06)	(.06)	(.01)
Distributions from net realized gain	(.14)H	(.05)	(.16)	–
Total distributions	(.23)	(.11)	(.22)	(.01)
Net asset value, end of period	$13.93	$11.04	$11.36	$10.57
Total ReturnI,J	28.57%	(1.89)%E	9.64%F	5.77%G
Ratios to Average Net AssetsK,L
Expenses before reductions	1.11%	1.06%	1.13%	1.52%M
Expenses net of fee waivers, if any	1.11%	1.06%	1.13%	1.30%M
Expenses net of all reductions	1.10%	1.04%	1.12%	1.30%M
Net investment income (loss)	.01%	1.31%C	.58%	.82%D,M
Supplemental Data
Net assets, end of period (000 omitted)	$355,392	$168,612	$193,389	$60,572
Portfolio turnover rateN	117%	111%	119%	56%O

 A For the period December 12, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .82%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .28%.

 E Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been (1.92)%.

 F Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 9.57%.

 G Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 5.67%.

 H The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 I Total returns for periods of less than one year are not annualized.

 J Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 K Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 L Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 M Annualized

 N Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 O Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2017

1. Organization.

Fidelity Event Driven Opportunities Fund (the Fund) is a non-diversified fund of Fidelity Concord Street Trust (the Trust) (formerly a fund of Fidelity Commonwealth Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2017, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$45,932,783
Gross unrealized depreciation	(9,227,785)
Net unrealized appreciation (depreciation) on securities	$36,704,998
Tax Cost	$350,157,568

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$–
Undistributed ordinary income	$4,359,324
Undistributed long-term capital gain	$2,066,300
Net unrealized appreciation (depreciation) on securities and other investments	$36,705,226

The tax character of distributions paid was as follows:

	April 30, 2017	April 30, 2016
Ordinary Income	$3,428,047	$ 1,081,800
Long-term Capital Gains	–	945,437
Total	$3,428,047	$ 2,027,237

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $3,630,074 and a change in net unrealized appreciation (depreciation) of $30,807 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $361,796,174 and $232,382,714, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .10% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the Russell 3000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .85% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $18,494 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $693 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $5,282,640. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $18,523 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $25,175 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $166.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $1,651.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Concord Street Trust and Shareholders of Fidelity Event Driven Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Event Driven Opportunities Fund (a fund of Fidelity Concord Street Trust) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Event Driven Opportunities Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
June 19, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 189 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2016 to April 30, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period-B November 1, 2016 to April 30, 2017
Actual	1.14%	$1,000.00	$1,248.40	$6.36
Hypothetical-C		$1,000.00	$1,019.14	$5.71

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Event Driven Opportunities Fund voted to pay on June 12, 2017, to shareholders of record at the opening of business on June 9, 2017, a distribution of $0.245 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2017, $2,066,300, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 98%, and 57% of the dividends distributed in June and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 99%, and 63% of the dividends distributed in June and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Event Driven Opportunities Fund

On September 14, 2016, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve the management contract and sub-advisory agreements (collectively, the Advisory Contracts) for the fund in connection with reorganizing the fund from one Trust to another. In reaching this determination, the Board considered that the contractual terms of and the fees payable under the fund's Advisory Contracts are identical to those in the fund's current Advisory Contracts. The Board considered that the approval of the Advisory Contracts will not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets; (ii) the nature, extent and quality of services provided under the fund's Advisory Contracts; or (iii) the day-to-day management of the fund or the persons primarily responsible for such management. The Board considered that it approved the Advisory Contracts for the fund at its July 2016 meeting and that it will again consider the renewal of the Advisory Contracts in July 2017.

Because the Board was approving Advisory Contracts with terms identical to the current Advisory Contracts, it did not consider the fund's investment performance, competitiveness of management fees and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its consideration of future renewal of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the fund's management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved, without modification, as part of the process of reorganizing the fund from one Trust to another.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

EDO-ANN-0617
1.9585357.103

Fidelity® Small Cap Discovery Fund Annual Report April 30, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Small Cap Discovery Fund	15.76%	13.43%	10.69%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Discovery Fund on April 30, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$27,622	Fidelity® Small Cap Discovery Fund
$19,758	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 17.92% for the year ending April 30, 2017, rising sharply following the November election and continuing to gain ground through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act (ACA), and were relatively flat through April 30. In a stark reversal from 2016, growth-oriented stocks topped their value counterparts through the first third of 2017. Sector-wise, information technology (+35%) fared best, anchored by twin rallies in the June 2016 and March 2017 quarters as growth regained favor. Financials (+27%) also handily outperformed, riding an uptick in bond yields and a surge in banks, particularly post-election. Industrials (+19%) and materials (+16%) did well amid a call for increased infrastructure spending and a rise in commodity prices, respectively. Conversely, consumer staples (+9%), real estate (+5%) and telecommunication services (0%) were held back amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of one or two additional interest rate hikes later in 2017. Energy (+2%) also struggled this period.

Comments from Lead Portfolio Manager Charles Myers:  For the fiscal year, the fund gained 15.76%, significantly trailing the 25.63% advance of the benchmark Russell 2000® Index. Versus the benchmark, security selection was especially negative in the industrials, information technology, energy and health care sectors. Conversely, the fund benefited from minimal exposure to the lagging utilities and telecommunication services categories, as well as positioning among banks. The biggest individual detractor was AmSurg, an operator of ambulatory surgical centers and provider of physician services that saw its stock price adjust downward along with the company’s growth rate. AmSurg was acquired by another fund holding and an out-of-benchmark relative detractor this period, Envision Healthcare. Within financials, Federated Investors hurt, as our sizable stake in this asset manager was hampered by the market’s concern about mounting competition. Another source of difficulty was our timing with prison operator and real estate investment trust GEO Group, which we sold by April 30. In contrast, the top contributor was Hill-Rom Holdings, a maker of hospital beds and other medical equipment. This non-index position – one of our largest holdings on April 30 – returned about 58% for the fund. Another meaningful contributor was Cullen/Frost Bankers, a non-benchmark holding that was among the fund’s largest positions. The firm benefited from a favorable business backdrop.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 31, 2017, Co-Portfolio Manager Derek Janssen will assume sole responsibility for the fund.

Investment Summary (Unaudited)

Top Ten Stocks as of April 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Tech Data Corp.	3.4	3.1
Cullen/Frost Bankers, Inc.	3.4	3.7
j2 Global, Inc.	3.2	2.8
Aarons, Inc. Class A	3.2	2.6
Hill-Rom Holdings, Inc.	3.1	1.9
Post Holdings, Inc.	3.0	3.0
CalAtlantic Group, Inc.	2.9	0.0
Regal Beloit Corp.	2.8	2.0
WESCO International, Inc.	2.7	3.0
Carpenter Technology Corp.	2.7	2.3
	30.4

Top Five Market Sectors as of April 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.0	22.0
Information Technology	16.7	19.2
Consumer Discretionary	14.7	11.8
Industrials	14.0	16.0
Health Care	11.9	14.4

Asset Allocation (% of fund's net assets)

As of April 30, 2017*
Stocks	97.7%
Bonds	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	2.2%

 * Foreign investments - 6.2%

As of October 31, 2016*
Stocks	99.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

 * Foreign investments - 4.2%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments April 30, 2017

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
CONSUMER DISCRETIONARY - 14.7%
Household Durables - 6.1%
CalAtlantic Group, Inc. (a)	4,500,000	$162,990,000
KB Home (a)	4,500,000	92,700,000
Meritage Homes Corp. (b)	1,956,880	76,220,476
TopBuild Corp. (b)	237,167	12,140,579
		344,051,055
Leisure Products - 2.0%
Brunswick Corp.	2,000,000	113,500,000
Media - 2.8%
Cinemark Holdings, Inc.	3,000,000	129,600,000
Emerald Expositions Events, Inc.	1,428,634	27,858,363
		157,458,363
Specialty Retail - 3.8%
Aarons, Inc. Class A (c)	5,000,000	179,700,000
Genesco, Inc. (b)	675,199	35,988,107
		215,688,107

TOTAL CONSUMER DISCRETIONARY		830,697,525

CONSUMER STAPLES - 4.6%
Food & Staples Retailing - 1.6%
United Natural Foods, Inc. (b)	2,250,000	93,442,500
Food Products - 3.0%
Post Holdings, Inc. (b)	2,000,000	168,380,000

TOTAL CONSUMER STAPLES		261,822,500

ENERGY - 4.3%
Energy Equipment & Services - 4.3%
Oil States International, Inc. (b)	1,911,185	56,857,754
ShawCor Ltd. Class A (c)	5,000,000	125,453,280
Superior Energy Services, Inc. (b)	4,783,400	57,783,472
		240,094,506
FINANCIALS - 19.0%
Banks - 13.2%
Associated Banc-Corp.	5,297,400	131,905,260
Cathay General Bancorp	2,450,000	93,222,500
Cullen/Frost Bankers, Inc.	2,000,000	188,780,000
First Citizen Bancshares, Inc.	250,000	87,015,000
First Citizen Bancshares, Inc. Class A	200,000	69,612,000
Hilltop Holdings, Inc.	1,985,968	55,229,770
TCF Financial Corp.	7,000,000	115,570,000
		741,334,530
Capital Markets - 2.4%
Federated Investors, Inc. Class B (non-vtg.)	5,000,000	134,100,000
Insurance - 1.0%
Amerisafe, Inc. (c)	1,000,000	57,550,000
Thrifts & Mortgage Finance - 2.4%
Washington Federal, Inc.	4,000,000	134,800,000

TOTAL FINANCIALS		1,067,784,530

HEALTH CARE - 11.9%
Health Care Equipment & Supplies - 5.4%
Hill-Rom Holdings, Inc.	2,300,000	173,972,000
Integra LifeSciences Holdings Corp. (b)	2,800,000	128,716,000
		302,688,000
Health Care Providers & Services - 5.0%
Chemed Corp.	350,000	70,483,000
Envision Healthcare Corp. (b)	1,400,000	78,442,000
Owens & Minor, Inc.	2,500,000	86,625,000
VCA, Inc. (b)	500,000	45,785,000
		281,335,000
Pharmaceuticals - 1.5%
Innoviva, Inc. (a)(b)(c)	7,483,728	88,195,734

TOTAL HEALTH CARE		672,218,734

INDUSTRIALS - 13.9%
Commercial Services & Supplies - 0.8%
Essendant, Inc.	568,697	9,497,240
HNI Corp.	822,796	38,473,941
		47,971,181
Electrical Equipment - 3.4%
Powell Industries, Inc. (c)	950,000	32,765,500
Regal Beloit Corp.	2,000,000	157,700,000
		190,465,500
Machinery - 1.7%
Hillenbrand, Inc.	1,512,589	55,814,534
Mueller Industries, Inc.	1,231,900	39,470,076
		95,284,610
Professional Services - 0.5%
FTI Consulting, Inc. (b)	779,271	26,954,984
Road & Rail - 4.0%
Genesee & Wyoming, Inc. Class A (b)	1,500,000	101,640,000
Swift Transporation Co. (a)(b)	5,075,000	124,743,500
		226,383,500
Trading Companies & Distributors - 3.5%
Diploma PLC	3,000,000	43,091,304
WESCO International, Inc. (b)(c)	2,500,000	152,375,000
		195,466,304

TOTAL INDUSTRIALS		782,526,079

INFORMATION TECHNOLOGY - 16.7%
Electronic Equipment & Components - 5.4%
SYNNEX Corp.	1,012,681	109,805,001
Tech Data Corp. (b)(c)	2,000,000	191,300,001
		301,105,002
Internet Software & Services - 5.4%
Cimpress NV (a)(b)	1,500,000	123,120,000
j2 Global, Inc.	2,000,000	180,480,000
		303,600,000
IT Services - 4.5%
Booz Allen Hamilton Holding Corp. Class A	3,500,000	125,755,000
CACI International, Inc. Class A (b)	1,100,000	129,800,000
		255,555,000
Software - 1.4%
SS&C Technologies Holdings, Inc.	2,200,000	80,828,000

TOTAL INFORMATION TECHNOLOGY		941,088,002

MATERIALS - 8.0%
Chemicals - 0.2%
Tronox Ltd. Class A	747,273	12,337,477
Construction Materials - 0.7%
Wienerberger AG	1,672,614	39,172,536
Containers & Packaging - 2.7%
Silgan Holdings, Inc.	2,500,000	151,550,000
Metals & Mining - 4.4%
Carpenter Technology Corp. (c)	3,745,924	152,084,514
Compass Minerals International, Inc. (a)	700,000	46,200,000
Haynes International, Inc. (c)	1,100,000	46,519,000
		244,803,514

TOTAL MATERIALS		447,863,527

REAL ESTATE - 3.6%
Equity Real Estate Investment Trusts (REITs) - 3.6%
CareTrust (REIT), Inc.	3,000,000	51,060,000
Franklin Street Properties Corp.	2,700,000	32,751,000
Store Capital Corp.	5,000,000	119,950,000
		203,761,000
UTILITIES - 1.0%
Electric Utilities - 1.0%
Portland General Electric Co.	1,200,000	54,408,000
TOTAL COMMON STOCKS
(Cost $3,744,367,828)		5,502,264,403
	Principal Amount	Value

Nonconvertible Bonds - 0.1%
INDUSTRIALS - 0.1%
Machinery - 0.1%
Mueller Industries, Inc. 6% 3/1/27 (Cost $6,159,000)	6,159,000	6,159,000
	Shares	Value

Money Market Funds - 5.6%
Fidelity Cash Central Fund, 0.85% (d)	111,162,807	111,185,039
Fidelity Securities Lending Cash Central Fund 0.86% (d)(e)	207,120,688	207,141,400
TOTAL MONEY MARKET FUNDS
(Cost $318,319,798)		318,326,439
TOTAL INVESTMENT PORTFOLIO - 103.4%
(Cost $4,068,846,626)		5,826,749,842
NET OTHER ASSETS (LIABILITIES) - (3.4)%		(193,776,413)
NET ASSETS - 100%		$5,632,973,429

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated company

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$482,986
Fidelity Securities Lending Cash Central Fund	903,927
Total	$1,386,913

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aarons, Inc. Class A	$141,534,000	$--	$13,856,382	$561,500	$179,700,000
Amerisafe, Inc.	53,880,000	--	--	3,990,000	57,550,000
CACI International, Inc. Class A	124,995,000	--	25,259,233	--	--
Carpenter Technology Corp.	132,643,169	--	--	2,697,065	152,084,514
EnerSys	151,762,000	--	177,840,889	1,015,000	--
Finish Line, Inc. Class A	63,693,750	--	55,925,259	1,034,480	--
FTI Consulting, Inc.	120,900,000	--	91,407,041	--	--
Genesco, Inc.	117,419,214	--	56,934,496	--	--
Haynes International, Inc.	41,283,000	--	--	968,000	46,519,000
Innoviva, Inc.	94,548,192	--	2,064,454	--	88,195,734
Powell Industries, Inc.	37,344,000	--	9,920,782	1,183,000	32,765,500
ShawCor Ltd. Class A	81,055,232	51,986,369	--	1,354,788	125,453,280
TCF Financial Corp.	156,860,000	--	79,230,639	3,037,500	--
Team Health Holdings, Inc.	125,490,000	27,517,760	167,732,999	--	--
Tech Data Corp.	144,249,000	--	9,111,097	--	191,300,001
Tidewater, Inc.	40,953,000	--	8,015,147	--	--
Washington Federal, Inc.	114,667,139	--	23,682,579	3,176,627	--
WESCO International, Inc.	170,342,263	--	27,532,834	--	152,375,000
Total	$1,913,618,959	$79,504,129	$748,513,831	$19,017,960	$1,025,943,029

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$830,697,525	$830,697,525	$--	$--
Consumer Staples	261,822,500	261,822,500	--	--
Energy	240,094,506	240,094,506	--	--
Financials	1,067,784,530	1,067,784,530	--	--
Health Care	672,218,734	672,218,734	--	--
Industrials	782,526,079	782,526,079	--	--
Information Technology	941,088,002	941,088,002	--	--
Materials	447,863,527	447,863,527	--	--
Real Estate	203,761,000	203,761,000	--	--
Utilities	54,408,000	54,408,000	--	--
Corporate Bonds	6,159,000	--	6,159,000	--
Money Market Funds	318,326,439	318,326,439	--	--
Total Investments in Securities:	$5,826,749,842	$5,820,590,842	$6,159,000	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2017
Assets
Investment in securities, at value (including securities loaned of $196,644,972) — See accompanying schedule: Unaffiliated issuers (cost $2,915,305,582)	$4,482,480,374
Fidelity Central Funds (cost $318,319,798)	318,326,439
Other affiliated issuers (cost $835,221,246)	1,025,943,029
Total Investments (cost $4,068,846,626)		$5,826,749,842
Receivable for investments sold		46,211,446
Receivable for fund shares sold		3,454,969
Dividends receivable		1,187,266
Interest receivable		53,378
Distributions receivable from Fidelity Central Funds		107,036
Prepaid expenses		3,520
Other receivables		27,626
Total assets		5,877,795,083
Liabilities
Payable for investments purchased	$27,929,329
Payable for fund shares redeemed	6,076,813
Accrued management fee	2,733,173
Other affiliated payables	886,879
Other payables and accrued expenses	56,007
Collateral on securities loaned	207,139,453
Total liabilities		244,821,654
Net Assets		$5,632,973,429
Net Assets consist of:
Paid in capital		$3,657,633,028
Undistributed net investment income		11,032,728
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		206,404,457
Net unrealized appreciation (depreciation) on investments		1,757,903,216
Net Assets, for 175,764,235 shares outstanding		$5,632,973,429
Net Asset Value, offering price and redemption price per share ($5,632,973,429 ÷ 175,764,235 shares)		$32.05

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2017
Investment Income
Dividends (including $19,017,960 earned from other affiliated issuers)		$82,784,359
Interest		53,378
Income from Fidelity Central Funds		1,386,913
Total income		84,224,650
Expenses
Management fee
Basic fee	$38,406,829
Performance adjustment	(1,255,388)
Transfer agent fees	9,504,652
Accounting and security lending fees	1,146,711
Custodian fees and expenses	68,219
Independent trustees' fees and expenses	22,785
Registration fees	58,903
Audit	60,445
Legal	17,408
Miscellaneous	49,099
Total expenses before reductions	48,079,663
Expense reductions	(321,279)	47,758,384
Net investment income (loss)		36,466,266
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	154,607,384
Fidelity Central Funds	11,181
Other affiliated issuers	66,317,858
Foreign currency transactions	151,216
Total net realized gain (loss)		221,087,639
Change in net unrealized appreciation (depreciation) on investment securities		546,613,353
Net gain (loss)		767,700,992
Net increase (decrease) in net assets resulting from operations		$804,167,258

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2017	Year ended April 30, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$36,466,266	$29,333,142
Net realized gain (loss)	221,087,639	84,595,961
Change in net unrealized appreciation (depreciation)	546,613,353	(307,146,825)
Net increase (decrease) in net assets resulting from operations	804,167,258	(193,217,722)
Distributions to shareholders from net investment income	(25,236,219)	(29,347,008)
Distributions to shareholders from net realized gain	–	(357,140,838)
Total distributions	(25,236,219)	(386,487,846)
Share transactions
Proceeds from sales of shares	651,392,818	594,087,736
Reinvestment of distributions	23,112,912	358,786,583
Cost of shares redeemed	(1,151,553,701)	(1,094,651,742)
Net increase (decrease) in net assets resulting from share transactions	(477,047,971)	(141,777,423)
Redemption fees	274,790	219,477
Total increase (decrease) in net assets	302,157,858	(721,263,514)
Net Assets
Beginning of period	5,330,815,571	6,052,079,085
End of period	$5,632,973,429	$5,330,815,571
Other Information
Undistributed net investment income end of period	$11,032,728	$–
Shares
Sold	21,647,025	21,550,144
Issued in reinvestment of distributions	745,578	12,343,775
Redeemed	(38,304,876)	(39,847,068)
Net increase (decrease)	(15,912,273)	(5,953,149)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Discovery Fund

Years ended April 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$27.81	$30.62	$30.77	$27.46	$22.37
Income from Investment Operations
Net investment income (loss)A	.20	.15	.11	.05	.25
Net realized and unrealized gain (loss)	4.18	(.99)	3.00	5.10	5.55
Total from investment operations	4.38	(.84)	3.11	5.15	5.80
Distributions from net investment income	(.14)	(.15)	(.08)	(.03)	(.22)
Distributions from net realized gain	–	(1.82)	(3.18)	(1.81)	(.49)
Total distributions	(.14)	(1.97)	(3.26)	(1.84)	(.72)B
Redemption fees added to paid in capitalA	–C	–C	–C	–C	.01
Net asset value, end of period	$32.05	$27.81	$30.62	$30.77	$27.46
Total ReturnD	15.76%	(2.94)%	10.62%	19.26%	26.69%
Ratios to Average Net AssetsE,F
Expenses before reductions	.87%	1.01%	1.06%	1.01%	1.06%
Expenses net of fee waivers, if any	.87%	1.01%	1.06%	1.01%	1.06%
Expenses net of all reductions	.87%	1.00%	1.05%	1.01%	1.05%
Net investment income (loss)	.66%	.53%	.36%	.15%	1.02%
Supplemental Data
Net assets, end of period (000 omitted)	$5,632,973	$5,330,816	$6,052,079	$6,457,900	$5,651,563
Portfolio turnover rateG	18%	25%	13%	17%	26%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.72 per share is comprised of distributions from net investment income of $.223 and distributions from net realized gain of $.493 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2017

1. Organization.

Fidelity Small Cap Discovery Fund (the Fund) is a fund of Fidelity Concord Street Trust (the Trust) (formerly a fund of Fidelity Commonwealth Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is closed to new accounts with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2017, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,889,489,875
Gross unrealized depreciation	(131,971,066)
Net unrealized appreciation (depreciation) on securities	$1,757,518,809
Tax Cost	$4,069,231,033

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$11,032,728
Undistributed long-term capital gain	$ 206,788,865
Net unrealized appreciation (depreciation) on securities and other investments	$1,757,518,809

The tax character of distributions paid was as follows:

	April 30, 2017	April 30,2016
Ordinary Income	$25,236,219	$ 32,887,970
Long-term Capital Gains	–	353,599,876
Total	$25,236,219	$ 386,487,846

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $986,353,052 and $1,208,064,453, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the Russell 2000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .67% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $41,615 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $18,485 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $903,927, including $24,360 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $275,688 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $166.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $45,425.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Concord Street Trust and Shareholders of Fidelity Small Cap Discovery Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Small Cap Discovery Fund (the Fund), a fund of Fidelity Concord Street Trust, including the schedule of investments, as of April 30, 2017, and the related statement of operations for the then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Small Cap Discovery Fund as of April 30, 2017 the results of its operations for the then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 12, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 189 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2016 to April 30, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period-B November 1, 2016 to April 30, 2017
Actual	.86%	$1,000.00	$1,162.20	$4.61
Hypothetical-C		$1,000.00	$1,020.53	$4.31

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Discovery Fund voted to pay on June 12, 2017, to shareholders of record at the opening of business on June 09, 2017, a distribution of $1.212 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.065 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2017, $217,790,595, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Discovery Fund

On September 14, 2016, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve the management contract and sub-advisory agreements (collectively, the Advisory Contracts) for the fund in connection with reorganizing the fund from one Trust to another. In reaching this determination, the Board considered that the contractual terms of and the fees payable under the fund's Advisory Contracts are identical to those in the fund's current Advisory Contracts. The Board considered that the approval of the Advisory Contracts will not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets; (ii) the nature, extent and quality of services provided under the fund's Advisory Contracts; or (iii) the day-to-day management of the fund or the persons primarily responsible for such management. The Board considered that it approved the Advisory Contracts for the fund at its July 2016 meeting and that it will again consider the renewal of the Advisory Contracts in July 2017.

Because the Board was approving Advisory Contracts with terms identical to the current Advisory

Contracts, it did not consider the fund's investment performance, competitiveness of management fees and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its consideration of future renewal of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the fund's management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved, without modification, as part of the process of reorganizing the fund from one Trust to another.

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Fidelity® Large Cap Stock Fund Annual Report April 30, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Large Cap Stock Fund	20.37%	14.03%	7.90%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Large Cap Stock Fund on April 30, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$21,390	Fidelity® Large Cap Stock Fund
$19,955	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 17.92% for the year ending April 30, 2017, rising sharply following the November election and continuing to gain ground through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act (ACA), and were relatively flat through April 30. In a stark reversal from 2016, growth-oriented stocks topped their value counterparts through the first third of 2017. Sector-wise, information technology (+35%) fared best, anchored by twin rallies in the June 2016 and March 2017 quarters as growth regained favor. Financials (+27%) also handily outperformed, riding an uptick in bond yields and a surge in banks, particularly post-election. Industrials (+19%) and materials (+16%) did well amid a call for increased infrastructure spending and a rise in commodity prices, respectively. Conversely, consumer staples (+9%), real estate (+5%) and telecommunication services (0%) were held back amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of one or two additional interest rate hikes later in 2017. Energy (+2%) also struggled this period.

Comments from Portfolio Manager Matthew Fruhan:  For the fiscal year, the fund gained 20.37%, handily outpacing the benchmark S&P 500®. Our willingness to maintain a long-term focus and avoid making decisions based on short-term changes in the market – which is central to the fund’s investment approach – contributed to results. This was especially true in the financials sector, where the fund has been overweight for several years. Stock selection in financials was especially strong this period. Banks dominated, led by our overweights in Bank of America, JPMorgan Chase and Citigroup – all among the fund’s largest holdings and top contributors the past 12 months. Various regional banks also boosted the fund’s result, especially Regions Financial, Comerica and SunTrust Banks. I trimmed some of the banking positions by period end. Elsewhere, an overweight position in rail operator CSX contributed. In contrast, stock selection in health care was detrimental, especially a position in Teva Pharmaceutical Industries, an Israel-based drug manufacturer and out-of-benchmark stock that struggled due to industrywide concerns about generic-drug pricing, as well as management missteps. Also in health care, the fund’s out-of-index stake in Intercept Pharmaceuticals weighed on results, as worries about drug pricing along with the threat of future competition hurt the stock.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of April 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Bank of America Corp.	3.4	3.2
JPMorgan Chase & Co.	3.3	3.4
Apple, Inc.	3.2	3.3
Microsoft Corp.	3.1	3.0
Citigroup, Inc.	2.9	2.6
General Electric Co.	2.3	2.6
Comcast Corp. Class A	2.0	1.6
State Street Corp.	1.9	1.7
Alphabet, Inc. Class A	1.9	1.9
ConocoPhillips Co.	1.8	1.5
	25.8

Top Five Market Sectors as of April 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.2	21.8
Information Technology	18.2	20.6
Health Care	14.6	13.8
Energy	12.5	13.2
Industrials	10.8	11.4

Asset Allocation (% of fund's net assets)

As of April 30, 2017 *
Stocks	96.7%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	3.2%

 * Foreign investments - 8.4%

As of October 31, 2016 *
Stocks	98.9%
Short-Term Investments and Net Other Assets (Liabilities)	1.1%

 * Foreign investments - 9.4%

Investments April 30, 2017

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 7.8%
Automobiles - 0.1%
Fiat Chrysler Automobiles NV (a)	286,800	$3,246
General Motors Co.	26,200	908
		4,154
Distributors - 0.4%
LKQ Corp. (a)	524,300	16,379
Hotels, Restaurants & Leisure - 0.0%
Las Vegas Sands Corp.	37,500	2,212
Household Durables - 0.5%
KB Home	789,000	16,253
Taylor Morrison Home Corp. (a)	378,382	8,741
		24,994
Leisure Products - 0.0%
NJOY, Inc. (a)(b)	871,001	0
Media - 4.8%
AMC Networks, Inc. Class A (a)	143,100	8,540
Comcast Corp. Class A	2,400,426	94,073
Scripps Networks Interactive, Inc. Class A	263,300	19,674
Sinclair Broadcast Group, Inc. Class A	151,700	5,985
The Walt Disney Co.	234,300	27,085
Time Warner, Inc.	470,841	46,740
Viacom, Inc. Class B (non-vtg.)	480,200	20,437
		222,534
Multiline Retail - 0.7%
Target Corp.	574,419	32,081
Specialty Retail - 1.3%
L Brands, Inc.	155,400	8,207
Lowe's Companies, Inc.	524,870	44,551
TJX Companies, Inc.	110,200	8,666
		61,424
Textiles, Apparel & Luxury Goods - 0.0%
Under Armour, Inc. Class C (non-vtg.) (c)	75,000	1,456

TOTAL CONSUMER DISCRETIONARY		365,234

CONSUMER STAPLES - 5.7%
Beverages - 2.1%
Diageo PLC	348,933	10,156
Dr. Pepper Snapple Group, Inc.	100,700	9,229
Molson Coors Brewing Co. Class B	235,800	22,611
The Coca-Cola Co.	1,335,275	57,617
		99,613
Food & Staples Retailing - 1.1%
Costco Wholesale Corp.	70,600	12,533
CVS Health Corp.	325,289	26,817
Kroger Co.	450,400	13,354
		52,704
Food Products - 0.1%
Amplify Snack Brands, Inc. (a)	300,600	2,705
Household Products - 1.7%
Procter & Gamble Co.	875,268	76,437
Personal Products - 0.4%
Coty, Inc. Class A	504,600	9,007
Unilever NV (NY Reg.) (a)	136,600	7,136
		16,143
Tobacco - 0.3%
Altria Group, Inc.	216,100	15,512

TOTAL CONSUMER STAPLES		263,114

ENERGY - 12.4%
Energy Equipment & Services - 1.2%
Baker Hughes, Inc.	322,800	19,165
Ensco PLC Class A	347,350	2,741
National Oilwell Varco, Inc.	512,318	17,916
Oceaneering International, Inc.	298,600	7,880
Schlumberger Ltd.	75,845	5,506
		53,208
Oil, Gas & Consumable Fuels - 11.2%
Amyris, Inc. (a)(c)	1,588,818	860
Anadarko Petroleum Corp.	246,800	14,073
Apache Corp.	846,440	41,171
Cabot Oil & Gas Corp.	1,043,500	24,251
Cenovus Energy, Inc.	2,329,900	23,230
Chevron Corp.	604,357	64,485
ConocoPhillips Co.	1,774,800	85,031
Golar LNG Ltd.	144,000	3,673
Imperial Oil Ltd.	739,100	21,501
Kinder Morgan, Inc.	1,804,200	37,221
Legacy Reserves LP (a)	190,562	396
Noble Energy, Inc.	58,400	1,888
PDC Energy, Inc. (a)	32,900	1,817
Phillips 66 Co.	12,000	955
SM Energy Co.	295,500	6,675
Suncor Energy, Inc.	2,551,000	79,947
Teekay Offshore Partners LP	259,397	1,377
The Williams Companies, Inc.	2,512,141	76,947
Williams Partners LP	917,400	37,549
		523,047

TOTAL ENERGY		576,255

FINANCIALS - 22.2%
Banks - 14.9%
Bank of America Corp.	6,697,450	156,321
Citigroup, Inc.	2,285,188	135,100
Comerica, Inc.	214,700	15,179
JPMorgan Chase & Co.	1,739,571	151,343
PNC Financial Services Group, Inc.	282,020	33,772
Regions Financial Corp.	1,674,800	23,029
SunTrust Banks, Inc.	1,063,192	60,400
U.S. Bancorp	929,085	47,643
Wells Fargo & Co.	1,290,950	69,505
		692,292
Capital Markets - 6.4%
CBOE Holdings, Inc.	95,700	7,887
Charles Schwab Corp.	854,786	33,208
Goldman Sachs Group, Inc.	94,200	21,082
KKR & Co. LP	705,998	13,400
Morgan Stanley	1,258,207	54,568
Northern Trust Corp.	502,806	45,253
State Street Corp.	1,075,742	90,255
The Blackstone Group LP	1,016,200	31,340
		296,993
Diversified Financial Services - 0.1%
KKR Renaissance Co-Invest LP unit (a)(b)	20,500	4,519
Insurance - 0.0%
MetLife, Inc.	30,510	1,581
Thrifts & Mortgage Finance - 0.8%
MGIC Investment Corp. (a)	827,992	8,727
Radian Group, Inc.	1,695,990	28,628
		37,355

TOTAL FINANCIALS		1,032,740

HEALTH CARE - 14.6%
Biotechnology - 3.9%
Alexion Pharmaceuticals, Inc. (a)	226,400	28,929
Alnylam Pharmaceuticals, Inc. (a)	33,100	1,774
Amgen, Inc.	373,703	61,033
Biogen, Inc. (a)	64,300	17,439
BioMarin Pharmaceutical, Inc. (a)	106,900	10,245
Celldex Therapeutics, Inc. (a)	9,800	33
Genocea Biosciences, Inc. (a)	49,952	319
Gilead Sciences, Inc.	215,700	14,786
Insmed, Inc. (a)	132,544	2,445
Intercept Pharmaceuticals, Inc. (a)	131,548	14,779
Myriad Genetics, Inc. (a)(c)	121,500	2,234
Regeneron Pharmaceuticals, Inc. (a)	14,800	5,750
Spark Therapeutics, Inc. (a)	50,000	2,899
TESARO, Inc. (a)	7,800	1,151
Trevena, Inc. (a)	392,100	1,282
Vertex Pharmaceuticals, Inc. (a)	128,000	15,142
		180,240
Health Care Equipment & Supplies - 3.2%
Alere, Inc. (a)	568,800	27,968
Boston Scientific Corp. (a)	2,652,627	69,976
Medtronic PLC	344,900	28,658
NxStage Medical, Inc. (a)	327,400	9,786
Zimmer Biomet Holdings, Inc.	115,500	13,820
		150,208
Health Care Providers & Services - 2.2%
Aetna, Inc.	34,800	4,700
Anthem, Inc.	107,100	19,052
Cigna Corp.	143,200	22,392
Express Scripts Holding Co. (a)	155,767	9,555
Humana, Inc.	67,700	15,028
McKesson Corp.	170,904	23,634
UnitedHealth Group, Inc.	49,400	8,639
		103,000
Health Care Technology - 0.0%
Castlight Health, Inc. Class B (a)	233,268	898
Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc.	340,300	18,734
Pharmaceuticals - 4.9%
Allergan PLC	43,413	10,587
Bayer AG	8,200	1,015
Bristol-Myers Squibb Co.	475,300	26,641
GlaxoSmithKline PLC sponsored ADR	1,752,521	71,678
Jazz Pharmaceuticals PLC (a)	169,293	26,965
Johnson & Johnson	357,310	44,117
Novartis AG sponsored ADR	3,100	239
Sanofi SA	39,512	3,734
Teva Pharmaceutical Industries Ltd. sponsored ADR	988,901	31,229
TherapeuticsMD, Inc. (a)	1,828,800	9,327
		225,532

TOTAL HEALTH CARE		678,612

INDUSTRIALS - 10.8%
Aerospace & Defense - 2.0%
General Dynamics Corp.	27,300	5,290
Textron, Inc.	216,500	10,102
The Boeing Co.	127,237	23,517
United Technologies Corp.	467,778	55,661
		94,570
Air Freight & Logistics - 1.4%
C.H. Robinson Worldwide, Inc.	184,000	13,377
FedEx Corp.	63,600	12,065
United Parcel Service, Inc. Class B	372,775	40,058
		65,500
Commercial Services & Supplies - 0.2%
Stericycle, Inc. (a)	119,000	10,155
Electrical Equipment - 1.0%
Acuity Brands, Inc.	31,400	5,530
AMETEK, Inc.	418,570	23,942
Hubbell, Inc. Class B	75,300	8,519
Melrose Industries PLC	3,097,089	9,487
		47,478
Industrial Conglomerates - 2.3%
General Electric Co.	3,711,498	107,596
Machinery - 0.9%
Aumann AG	15,000	987
Colfax Corp. (a)	62,100	2,513
Deere & Co.	59,300	6,618
Flowserve Corp.	393,600	20,022
Wabtec Corp.	123,700	10,377
		40,517
Professional Services - 0.4%
Acacia Research Corp. (a)	24,000	131
IHS Markit Ltd. (a)	179,740	7,801
Verisk Analytics, Inc. (a)	110,330	9,136
		17,068
Road & Rail - 2.6%
CSX Corp.	890,099	45,253
Genesee & Wyoming, Inc. Class A (a)	201,700	13,667
J.B. Hunt Transport Services, Inc.	251,500	22,549
Norfolk Southern Corp.	161,642	18,991
Old Dominion Freight Lines, Inc.	109,300	9,675
Union Pacific Corp.	93,800	10,502
		120,637

TOTAL INDUSTRIALS		503,521

INFORMATION TECHNOLOGY - 18.2%
Communications Equipment - 1.6%
Cisco Systems, Inc.	2,254,361	76,806
Internet Software & Services - 4.0%
Alphabet, Inc.:
Class A (a)	95,187	88,002
Class C (a)	81,178	73,544
Facebook, Inc. Class A (a)	160,400	24,100
		185,646
IT Services - 3.7%
Cognizant Technology Solutions Corp. Class A (a)	131,416	7,915
First Data Corp. Class A (a)	320,716	5,010
MasterCard, Inc. Class A	415,200	48,296
Paychex, Inc.	550,639	32,642
PayPal Holdings, Inc. (a)	187,000	8,924
Unisys Corp. (a)	684,895	7,739
Visa, Inc. Class A	689,980	62,940
		173,466
Semiconductors & Semiconductor Equipment - 1.6%
Qualcomm, Inc.	1,374,050	73,841
Software - 4.0%
Adobe Systems, Inc. (a)	123,290	16,489
Autodesk, Inc. (a)	259,069	23,334
Microsoft Corp.	2,110,696	144,498
		184,321
Technology Hardware, Storage & Peripherals - 3.3%
Apple, Inc.	1,037,329	149,012
Western Digital Corp.	61,900	5,513
		154,525

TOTAL INFORMATION TECHNOLOGY		848,605

MATERIALS - 3.2%
Chemicals - 2.6%
CF Industries Holdings, Inc.	379,500	10,148
E.I. du Pont de Nemours & Co.	113,538	9,055
Intrepid Potash, Inc. (a)(c)	2,394,105	4,333
LyondellBasell Industries NV Class A	218,395	18,511
Monsanto Co.	352,673	41,125
Potash Corp. of Saskatchewan, Inc.	1,046,100	17,641
W.R. Grace & Co.	282,100	19,668
		120,481
Containers & Packaging - 0.4%
WestRock Co.	408,469	21,878
Metals & Mining - 0.2%
Freeport-McMoRan, Inc. (a)	664,200	8,469

TOTAL MATERIALS		150,828

REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.3%
American Tower Corp.	7,200	907
Crown Castle International Corp.	44,700	4,229
Public Storage	30,400	6,365
		11,501
TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
Verizon Communications, Inc.	605,800	27,812
UTILITIES - 0.9%
Electric Utilities - 0.8%
Exelon Corp.	1,017,000	35,219
PPL Corp.	24,300	926
		36,145
Independent Power and Renewable Electricity Producers - 0.1%
Dynegy, Inc. (a)	1,165,300	7,481

TOTAL UTILITIES		43,626

TOTAL COMMON STOCKS
(Cost $3,724,030)		4,501,848
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Amyris, Inc.:
9.5% 4/15/19 pay-in-kind	639	294
10% 10/15/18 pay-in-kind(b)(d)	1,272	926
(Cost $1,911)		1,220
	Shares	Value (000s)

Other - 0.1%
ENERGY – 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Utica Shale Drilling Program (non-operating revenue interest) (b)(e)
(Cost $4,645)	4,645,172	4,645

Money Market Funds - 3.5%
Fidelity Cash Central Fund, 0.85% (f)	159,912,211	159,944
Fidelity Securities Lending Cash Central Fund 0.86% (f)(g)	3,490,792	3,491
TOTAL MONEY MARKET FUNDS
(Cost $163,434)		163,435
TOTAL INVESTMENT PORTFOLIO - 100.3%
(Cost $3,894,020)		4,671,148
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(15,381)
NET ASSETS - 100%		$4,655,767

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $10,090,000 or 0.2% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (e) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Amyris, Inc. 10% 10/15/18 pay-in-kind	10/16/13 - 4/15/17	$1,273
KKR Renaissance Co-Invest LP unit	7/25/13	$2,163
NJOY, Inc.	6/7/13 - 2/14/14	$2,381
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 11/4/16	$4,645

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$227
Fidelity Securities Lending Cash Central Fund	182
Total	$409

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$365,234	$365,234	$--	$--
Consumer Staples	263,114	252,958	10,156	--
Energy	576,255	576,255	--	--
Financials	1,032,740	1,028,221	4,519	--
Health Care	678,612	673,863	4,749	--
Industrials	503,521	503,521	--	--
Information Technology	848,605	848,605	--	--
Materials	150,828	150,828	--	--
Real Estate	11,501	11,501	--	--
Telecommunication Services	27,812	27,812	--	--
Utilities	43,626	43,626	--	--
Corporate Bonds	1,220	--	294	926
Other	4,645	--	--	4,645
Money Market Funds	163,435	163,435	--	--
Total Investments in Securities:	$4,671,148	$4,645,859	$19,718	$5,571

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		April 30, 2017
Assets
Investment in securities, at value (including securities loaned of $2,954) — See accompanying schedule: Unaffiliated issuers (cost $3,730,586)	$4,507,713
Fidelity Central Funds (cost $163,434)	163,435
Total Investments (cost $3,894,020)		$4,671,148
Restricted cash		43
Receivable for investments sold		4,342
Receivable for fund shares sold		4,632
Dividends receivable		4,352
Interest receivable		39
Distributions receivable from Fidelity Central Funds		100
Prepaid expenses		2
Other receivables		140
Total assets		4,684,798
Liabilities
Payable to custodian bank	$98
Payable for investments purchased	19,019
Payable for fund shares redeemed	4,240
Accrued management fee	1,536
Other affiliated payables	589
Other payables and accrued expenses	54
Collateral on securities loaned	3,495
Total liabilities		29,031
Net Assets		$4,655,767
Net Assets consist of:
Paid in capital		$3,840,982
Undistributed net investment income		5,060
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		32,605
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		777,120
Net Assets, for 150,938 shares outstanding		$4,655,767
Net Asset Value, offering price and redemption price per share ($4,655,767 ÷ 150,938 shares)		$30.85

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended April 30, 2017
Investment Income
Dividends		$54,283
Interest		316
Income from Fidelity Central Funds		409
Total income		55,008
Expenses
Management fee
Basic fee	$15,473
Performance adjustment	(4,004)
Transfer agent fees	4,953
Accounting and security lending fees	826
Custodian fees and expenses	73
Independent trustees' fees and expenses	11
Registration fees	170
Audit	59
Legal	16
Interest	7
Miscellaneous	24
Total expenses before reductions	17,608
Expense reductions	(61)	17,547
Net investment income (loss)		37,461
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	80,801
Fidelity Central Funds	(2)
Foreign currency transactions	(10)
Total net realized gain (loss)		80,789
Change in net unrealized appreciation (depreciation) on: Investment securities	391,417
Assets and liabilities in foreign currencies	(3)
Total change in net unrealized appreciation (depreciation)		391,414
Net gain (loss)		472,203
Net increase (decrease) in net assets resulting from operations		$509,664

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2017	Year ended April 30, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$37,461	$39,509
Net realized gain (loss)	80,789	78,527
Change in net unrealized appreciation (depreciation)	391,414	(302,563)
Net increase (decrease) in net assets resulting from operations	509,664	(184,527)
Distributions to shareholders from net investment income	(37,973)	(33,715)
Distributions to shareholders from net realized gain	(60,336)	(103,844)
Total distributions	(98,309)	(137,559)
Share transactions
Proceeds from sales of shares	2,315,375	560,790
Reinvestment of distributions	95,221	133,799
Cost of shares redeemed	(745,911)	(1,000,244)
Net increase (decrease) in net assets resulting from share transactions	1,664,685	(305,655)
Total increase (decrease) in net assets	2,076,040	(627,741)
Net Assets
Beginning of period	2,579,727	3,207,468
End of period	$4,655,767	$2,579,727
Other Information
Undistributed net investment income end of period	$5,060	$13,621
Shares
Sold	76,739	20,614
Issued in reinvestment of distributions	3,445	4,813
Redeemed	(26,166)	(38,055)
Net increase (decrease)	54,018	(12,628)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Large Cap Stock Fund

Years ended April 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$26.62	$29.28	$27.76	$23.17	$19.55
Income from Investment Operations
Net investment income (loss)A	.38	.37	.31	.28	.25
Net realized and unrealized gain (loss)	4.91	(1.74)	2.92	5.48	3.58
Total from investment operations	5.29	(1.37)	3.23	5.76	3.83
Distributions from net investment income	(.41)	(.32)	(.27)	(.21)	(.20)
Distributions from net realized gain	(.65)	(.97)	(1.44)	(.96)	(.01)
Total distributions	(1.06)	(1.29)	(1.71)	(1.17)	(.21)
Net asset value, end of period	$30.85	$26.62	$29.28	$27.76	$23.17
Total ReturnB	20.37%	(4.82)%	11.97%	25.53%	19.74%
Ratios to Average Net AssetsC,D
Expenses before reductions	.62%	.78%	.88%	.88%	.85%
Expenses net of fee waivers, if any	.62%	.77%	.88%	.88%	.85%
Expenses net of all reductions	.62%	.77%	.88%	.88%	.84%
Net investment income (loss)	1.33%	1.38%	1.10%	1.08%	1.21%
Supplemental Data
Net assets, end of period (in millions)	$4,656	$2,580	$3,207	$2,796	$1,488
Portfolio turnover rateE	32%	31%	36%F	31%	53%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Large Cap Stock Fund (the Fund) is a fund of Fidelity Concord Street Trust (the Trust) (formerly a fund of Fidelity Commonwealth Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees expense and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$924,393
Gross unrealized depreciation	(163,543)
Net unrealized appreciation (depreciation) on securities	$760,850
Tax Cost	$3,910,298

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$19,013
Undistributed long-term capital gain	$41,238
Net unrealized appreciation (depreciation) on securities and other investments	$754,534

The tax character of distributions paid was as follows:

	April 30, 2017	April 30, 2016
Ordinary Income	$49,312	$ 33,715
Long-term Capital Gains	48,997	103,844
Total	$98,309	$ 137,559

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $4,688 in this Subsidiary, representing .10% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,378,850 and $917,286, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .41% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $50 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$5,815.60%		$6

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $182. During the period, there were no securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $3,998. The weighted average interest rate was .86%. The interest expense amounted to $1 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $38 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $23.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Concord Street Trust and Shareholders of Fidelity Large Cap Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Large Cap Stock Fund (the Fund), a fund of Fidelity Concord Street Trust, including the schedule of investments, as of April 30, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Large Cap Stock Fund as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 14, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 189 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2016 to April 30, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period-B November 1, 2016 to April 30, 2017
Actual	.65%	$1,000.00	$1,136.10	$3.44
Hypothetical-C		$1,000.00	$1,021.57	$3.26

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Large Cap Stock Fund voted to pay on June 12, 2017, to shareholders of record at the opening of business on June 9, 2017, a distribution of $0.324 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.077 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2017, $61,919,688, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 99% and 84% of the dividends distributed in June and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% and 95% of the dividends distributed in June and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Large Cap Stock Fund

On September 14, 2016, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve the management contract and sub-advisory agreements (collectively, the Advisory Contracts) for the fund in connection with reorganizing the fund from one Trust to another. In reaching this determination, the Board considered that the contractual terms of and the fees payable under the fund's Advisory Contracts are identical to those in the fund's current Advisory Contracts. The Board considered that the approval of the Advisory Contracts will not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets; (ii) the nature, extent and quality of services provided under the fund's Advisory Contracts; or (iii) the day-to-day management of the fund or the persons primarily responsible for such management. The Board considered that it approved the Advisory Contracts for the fund at its July 2016 meeting and that it will again consider the renewal of the Advisory Contracts in July 2017.

Because the Board was approving Advisory Contracts with terms identical to the current Advisory Contracts, it did not consider the fund's investment performance, competitiveness of management fees and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its consideration of future renewal of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the fund's management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved, without modification, as part of the process of reorganizing the fund from one Trust to another.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

LCS-ANN-0617
1.703546.119

Fidelity® Series Small Cap Discovery Fund Fidelity® Series Small Cap Discovery Fund Class F Annual Report April 30, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544, or for Class F, call 1-800-835-5092, to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2017	Past 1 year	Life of fundA
Fidelity® Series Small Cap Discovery Fund	15.60%	6.95%
Class F	15.78%	7.10%

 A From November 7, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Small Cap Discovery Fund, a class of the fund, on November 7, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$12,635	Fidelity® Series Small Cap Discovery Fund
$13,619	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 17.92% for the year ending April 30, 2017, rising sharply following the November election and continuing to gain ground through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act (ACA), and were relatively flat through April 30. In a stark reversal from 2016, growth-oriented stocks topped their value counterparts through the first third of 2017. Sector-wise, information technology (+35%) fared best, anchored by twin rallies in the June 2016 and March 2017 quarters as growth regained favor. Financials (+27%) also handily outperformed, riding an uptick in bond yields and a surge in banks, particularly post-election. Industrials (+19%) and materials (+16%) did well amid a call for increased infrastructure spending and a rise in commodity prices, respectively. Conversely, consumer staples (+9%), real estate (+5%) and telecommunication services (0%) were held back amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of one or two additional interest rate hikes later in 2017. Energy (+2%) also struggled this period.

Comments from Lead Portfolio Manager Charles Myers:  For the fiscal year, the fund's share classes rose roughly 16%, significantly trailing the 25.63% return of the benchmark Russell 2000® Index. On a relative basis, security selection was especially negative in the energy, industrials, health care, information technology and materials sectors. Conversely, the fund benefited from stock selection in the consumer discretionary sector, an underweighting in the lagging real estate sector and positioning among banks. The fund’s biggest individual detractor was oil services company Tidewater, whose high degree of leverage weighed on the stock’s performance, as oil prices remained relatively weak. We sold the fund’s stake in Tidewater by period end. Also hampering results was AmSurg, an operator of ambulatory surgical centers and provider of physician services, which we sold from the fund, and Federated Investors, an asset manager and non-benchmark holding that was partly hurt by the market’s concern about mounting competition. In contrast, the top relative contributor was Hill-Rom Holdings, a maker of hospital beds and other medical equipment. This out-of-benchmark position – the fund’s largest holding on April 30 – returned about 58% for the fund. Also contributing was Cullen/Frost Bankers, a non-benchmark holding that was among the fund’s largest positions. The firm benefited from a more favorable business backdrop.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 31, 2017, Co-Portfolio Manager Derek Janssen will assume sole responsibility for the fund.

Investment Summary (Unaudited)

Top Ten Stocks as of April 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Hill-Rom Holdings, Inc.	3.4	2.2
Tech Data Corp.	3.3	2.9
j2 Global, Inc.	3.2	2.8
Regal Beloit Corp.	3.1	2.5
Meritage Homes Corp.	3.0	2.6
Cullen/Frost Bankers, Inc.	3.0	3.6
Aarons, Inc. Class A	2.8	2.7
First Citizen Bancshares, Inc.	2.6	3.1
CalAtlantic Group, Inc.	2.6	0.0
BOK Financial Corp.	2.5	2.3
	29.5

Top Five Market Sectors as of April 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.0	25.3
Industrials	16.2	16.5
Consumer Discretionary	15.2	13.9
Information Technology	14.9	15.3
Materials	8.6	6.6

Asset Allocation (% of fund's net assets)

As of April 30, 2017 *
Stocks	97.9%
Bonds	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	1.9%

 * Foreign investments - 10.0%

As of October 31, 2016 *
Stocks	97.9%
Short-Term Investments and Net Other Assets (Liabilities)	2.1%

 * Foreign investments - 7.2%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments April 30, 2017

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
CONSUMER DISCRETIONARY - 15.2%
Hotels, Restaurants & Leisure - 1.1%
Cedar Fair LP (depositary unit)	249,825	$17,904,958
Household Durables - 10.3%
CalAtlantic Group, Inc.	1,200,000	43,464,000
KB Home (a)	2,000,000	41,200,000
Meritage Homes Corp. (b)	1,300,000	50,635,000
Taylor Morrison Home Corp. (b)	1,600,000	36,960,000
		172,259,000
Media - 0.5%
Emerald Expositions Events, Inc.	421,265	8,214,668
Specialty Retail - 3.3%
Aarons, Inc. Class A	1,300,000	46,722,000
Genesco, Inc. (b)	162,047	8,637,105
		55,359,105

TOTAL CONSUMER DISCRETIONARY		253,737,731

CONSUMER STAPLES - 4.0%
Food & Staples Retailing - 1.5%
United Natural Foods, Inc. (b)	600,000	24,918,000
Food Products - 2.5%
Post Holdings, Inc. (b)	500,000	42,095,000

TOTAL CONSUMER STAPLES		67,013,000

ENERGY - 3.6%
Energy Equipment & Services - 2.5%
Oil States International, Inc. (b)	570,900	16,984,275
ShawCor Ltd. Class A	1,000,000	25,090,656
		42,074,931
Oil, Gas & Consumable Fuels - 1.1%
World Fuel Services Corp.	500,000	18,415,000

TOTAL ENERGY		60,489,931

FINANCIALS - 22.0%
Banks - 13.3%
Associated Banc-Corp.	1,497,500	37,287,750
BOK Financial Corp. (a)	500,000	42,145,000
Cullen/Frost Bankers, Inc.	525,000	49,554,750
First Citizen Bancshares, Inc.	125,000	43,507,500
Hilltop Holdings, Inc.	572,249	15,914,245
TCF Financial Corp.	2,000,000	33,020,000
		221,429,245
Capital Markets - 4.7%
Federated Investors, Inc. Class B (non-vtg.)	1,200,000	32,184,000
Monex Group, Inc.	7,929,000	19,844,728
OM Asset Management Ltd.	1,715,200	26,688,512
		78,717,240
Insurance - 1.6%
Aspen Insurance Holdings Ltd.	500,000	26,175,000
Thrifts & Mortgage Finance - 2.4%
Washington Federal, Inc.	1,168,200	39,368,340

TOTAL FINANCIALS		365,689,825

HEALTH CARE - 8.4%
Health Care Equipment & Supplies - 4.5%
Hill-Rom Holdings, Inc.	750,000	56,729,998
Integra LifeSciences Holdings Corp. (b)	400,000	18,388,000
		75,117,998
Health Care Providers & Services - 2.4%
Civitas Solutions, Inc. (b)(c)	2,250,000	40,050,000
Pharmaceuticals - 1.5%
Innoviva, Inc. (b)	2,120,639	24,991,731

TOTAL HEALTH CARE		140,159,729

INDUSTRIALS - 16.0%
Aerospace & Defense - 1.4%
Engility Holdings, Inc. (b)	800,000	22,680,000
Commercial Services & Supplies - 1.7%
Essendant, Inc.	229,440	3,831,648
Knoll, Inc.	1,000,000	23,960,000
		27,791,648
Electrical Equipment - 3.1%
Regal Beloit Corp.	650,000	51,252,500
Machinery - 2.6%
Hillenbrand, Inc.	480,000	17,712,000
Mueller Industries, Inc.	800,000	25,632,000
		43,344,000
Professional Services - 0.6%
FTI Consulting, Inc. (b)	300,000	10,377,000
Road & Rail - 4.2%
Genesee & Wyoming, Inc. Class A (b)	500,000	33,880,000
Swift Transporation Co. (a)(b)	1,500,000	36,870,000
		70,750,000
Trading Companies & Distributors - 2.4%
WESCO International, Inc. (b)	650,000	39,617,500

TOTAL INDUSTRIALS		265,812,648

INFORMATION TECHNOLOGY - 14.9%
Electronic Equipment & Components - 4.9%
SYNNEX Corp.	239,900	26,012,357
Tech Data Corp. (b)	575,000	54,998,750
		81,011,107
Internet Software & Services - 5.7%
Cimpress NV (a)(b)	500,000	41,040,000
j2 Global, Inc.	600,000	54,144,000
		95,184,000
IT Services - 4.3%
Booz Allen Hamilton Holding Corp. Class A	450,000	16,168,500
CACI International, Inc. Class A (b)	300,000	35,400,000
Presidio, Inc.	1,355,134	19,988,227
		71,556,727

TOTAL INFORMATION TECHNOLOGY		247,751,834

MATERIALS - 8.6%
Chemicals - 0.2%
Tronox Ltd. Class A	221,208	3,652,144
Construction Materials - 1.4%
Wienerberger AG	1,000,000	23,419,950
Containers & Packaging - 2.4%
Silgan Holdings, Inc.	650,000	39,403,000
Metals & Mining - 4.6%
Carpenter Technology Corp.	912,092	37,030,935
Compass Minerals International, Inc. (a)	400,558	26,436,828
Haynes International, Inc.	300,000	12,687,000
		76,154,763

TOTAL MATERIALS		142,629,857

REAL ESTATE - 3.8%
Equity Real Estate Investment Trusts (REITs) - 3.8%
CareTrust (REIT), Inc.	1,000,000	17,020,000
Franklin Street Properties Corp.	800,000	9,704,000
Store Capital Corp.	1,500,000	35,985,000
		62,709,000
UTILITIES - 1.4%
Gas Utilities - 1.4%
Southwest Gas Holdings, Inc.	289,100	24,215,016
TOTAL COMMON STOCKS
(Cost $1,288,439,896)		1,630,208,571
	Principal Amount	Value

Nonconvertible Bonds - 0.2%
INDUSTRIALS - 0.2%
Machinery - 0.2%
Mueller Industries, Inc. 6% 3/1/27 (Cost $4,000,000)	4,000,000	4,000,000
	Shares	Value

Money Market Funds - 7.7%
Fidelity Cash Central Fund, 0.85% (d)	34,574,566	34,581,481
Fidelity Securities Lending Cash Central Fund 0.86% (d)(e)	93,261,055	93,270,381
TOTAL MONEY MARKET FUNDS
(Cost $127,842,700)		127,851,862
TOTAL INVESTMENT PORTFOLIO - 105.8%
(Cost $1,420,282,596)		1,762,060,433
NET OTHER ASSETS (LIABILITIES) - (5.8)%		(96,425,472)
NET ASSETS - 100%		$1,665,634,961

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated company

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$183,348
Fidelity Securities Lending Cash Central Fund	616,652
Total	$800,000

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Civitas Solutions, Inc.	$33,800,506	$10,318,527	$--	$--	$40,050,000
Monster Worldwide, Inc.	17,600,000	--	18,732,091	--	--
Tidewater, Inc.	20,761,200	--	4,063,311	--	--
Total	$72,161,706	$10,318,527	$22,795,402	$--	$40,050,000

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$253,737,731	$253,737,731	$--	$--
Consumer Staples	67,013,000	67,013,000	--	--
Energy	60,489,931	60,489,931	--	--
Financials	365,689,825	365,689,825	--	--
Health Care	140,159,729	140,159,729	--	--
Industrials	265,812,648	265,812,648	--	--
Information Technology	247,751,834	247,751,834	--	--
Materials	142,629,857	142,629,857	--	--
Real Estate	62,709,000	62,709,000	--	--
Utilities	24,215,016	24,215,016	--	--
Corporate Bonds	4,000,000	--	4,000,000	--
Money Market Funds	127,851,862	127,851,862	--	--
Total Investments in Securities:	$1,762,060,433	$1,758,060,433	$4,000,000	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended April 30, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$20,798,203

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	90.0%
Netherlands	2.5%
United Kingdom	1.6%
Bermuda	1.6%
Canada	1.5%
Austria	1.4%
Japan	1.2%
Others (Individually Less Than 1%)	0.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2017
Assets
Investment in securities, at value (including securities loaned of $88,807,845) — See accompanying schedule: Unaffiliated issuers (cost $1,253,895,783)	$1,594,158,571
Fidelity Central Funds (cost $127,842,700)	127,851,862
Other affiliated issuers (cost $38,544,113)	40,050,000
Total Investments (cost $1,420,282,596)		$1,762,060,433
Receivable for investments sold		15,046,902
Receivable for fund shares sold		1,425,021
Dividends receivable		484,567
Interest receivable		34,541
Distributions receivable from Fidelity Central Funds		42,646
Prepaid expenses		1,029
Other receivables		24,067
Total assets		1,779,119,206
Liabilities
Payable for investments purchased	$19,080,403
Payable for fund shares redeemed	165,316
Accrued management fee	807,355
Other affiliated payables	124,215
Other payables and accrued expenses	46,382
Collateral on securities loaned	93,260,574
Total liabilities		113,484,245
Net Assets		$1,665,634,961
Net Assets consist of:
Paid in capital		$1,414,184,430
Undistributed net investment income		7,627,797
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(97,954,352)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		341,777,086
Net Assets		$1,665,634,961
Series Small Cap Discovery:
Net Asset Value, offering price and redemption price per share ($652,817,704 ÷ 55,866,587 shares)		$11.69
Class F:
Net Asset Value, offering price and redemption price per share ($1,012,817,257 ÷ 86,608,051 shares)		$11.69

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2017
Investment Income
Dividends		$19,284,092
Special dividends		6,400,000
Interest		34,637
Income from Fidelity Central Funds		800,000
Total income		26,518,729
Expenses
Management fee
Basic fee	$11,164,678
Performance adjustment	(434,639)
Transfer agent fees	986,285
Accounting and security lending fees	522,289
Custodian fees and expenses	25,311
Independent trustees' fees and expenses	6,634
Audit	59,492
Legal	5,327
Interest	178
Miscellaneous	13,847
Total expenses before reductions	12,349,402
Expense reductions	(124,370)	12,225,032
Net investment income (loss)		14,293,697
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(5,731,295)
Fidelity Central Funds	9,354
Other affiliated issuers	(53,700,416)
Foreign currency transactions	279,379
Total net realized gain (loss)		(59,142,978)
Change in net unrealized appreciation (depreciation) on: Investment securities	282,779,668
Assets and liabilities in foreign currencies	(10,581)
Total change in net unrealized appreciation (depreciation)		282,769,087
Net gain (loss)		223,626,109
Net increase (decrease) in net assets resulting from operations		$237,919,806

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2017	Year ended April 30, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,293,697	$5,980,179
Net realized gain (loss)	(59,142,978)	(11,317,796)
Change in net unrealized appreciation (depreciation)	282,769,087	(70,732,394)
Net increase (decrease) in net assets resulting from operations	237,919,806	(76,070,011)
Distributions to shareholders from net investment income	(9,005,114)	(4,499,268)
Distributions to shareholders from net realized gain	–	(78,812,351)
Total distributions	(9,005,114)	(83,311,619)
Share transactions - net increase (decrease)	(107,909,913)	76,957,414
Total increase (decrease) in net assets	121,004,779	(82,424,216)
Net Assets
Beginning of period	1,544,630,182	1,627,054,398
End of period	$1,665,634,961	$1,544,630,182
Other Information
Undistributed net investment income end of period	$7,627,797	$2,083,310

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Small Cap Discovery Fund

Years ended April 30,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$10.16	$11.23	$10.16	$10.00
Income from Investment Operations
Net investment income (loss)B	.09C	.03	.02	.02
Net realized and unrealized gain (loss)	1.49	(.54)	1.28	.15
Total from investment operations	1.58	(.51)	1.30	.17
Distributions from net investment income	(.05)	(.02)	(.02)	(.01)
Distributions from net realized gain	–	(.54)	(.21)	–
Total distributions	(.05)	(.56)	(.23)	(.01)
Net asset value, end of period	$11.69	$10.16	$11.23	$10.16
Total ReturnD,E	15.60%	(4.82)%	12.92%	1.70%
Ratios to Average Net AssetsF,G
Expenses before reductions	.87%	.96%	.97%	.97%H
Expenses net of fee waivers, if any	.87%	.96%	.97%	.97%H
Expenses net of all reductions	.86%	.95%	.97%	.96%H
Net investment income (loss)	.80%C	.29%	.17%	.35%H
Supplemental Data
Net assets, end of period (000 omitted)	$652,818	$614,362	$659,747	$572,515
Portfolio turnover rateI	24%	35%	28%	29%J,K

 A For the period November 7, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Small Cap Discovery Fund Class F

Years ended April 30,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$10.16	$11.24	$10.16	$10.00
Income from Investment Operations
Net investment income (loss)B	.10C	.05	.04	.03
Net realized and unrealized gain (loss)	1.50	(.56)	1.28	.14
Total from investment operations	1.60	(.51)	1.32	.17
Distributions from net investment income	(.07)	(.04)	(.04)	(.01)
Distributions from net realized gain	–	(.54)	(.21)	–
Total distributions	(.07)	(.57)D	(.24)E	(.01)
Net asset value, end of period	$11.69	$10.16	$11.24	$10.16
Total ReturnF,G	15.78%	(4.76)%	13.19%	1.73%
Ratios to Average Net AssetsH,I
Expenses before reductions	.71%	.80%	.80%	.79%J
Expenses net of fee waivers, if any	.71%	.80%	.80%	.79%J
Expenses net of all reductions	.70%	.79%	.80%	.79%J
Net investment income (loss)	.95%C	.45%	.33%	.52%J
Supplemental Data
Net assets, end of period (000 omitted)	$1,012,817	$930,268	$967,308	$794,307
Portfolio turnover rateK	24%	35%	28%	29%L,M

 A For the period November 7, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .55%.

 D Total distributions of $.57 per share is comprised of distributions from net investment income of $.037 and distributions from net realized gain of $.536 per share.

 E Total distributions of $.24 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $.206 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

 M Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2017

1. Organization.

Fidelity Series Small Cap Discovery Fund (the Fund) is a fund of Fidelity Concord Street Trust (the Trust) (formerly a fund of Fidelity Commonwealth Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Small Cap Discovery and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2017, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$384,824,468
Gross unrealized depreciation	(42,976,094)
Net unrealized appreciation (depreciation) on securities	$341,848,374
Tax Cost	$1,420,212,059

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,627,796
Capital loss carryforward	$(98,024,890)
Net unrealized appreciation (depreciation) on securities and other investments	$341,847,623

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (3,546,113)
Long-term	(94,478,777)
Total capital loss carryforward	$(98,024,890)

The tax character of distributions paid was as follows:

	April 30, 2017	April 30, 2016
Ordinary Income	$9,005,114	$ 14,035,298
Long-term Capital Gains	--	69,276,321
Total	$9,005,114	$ 83,311,619

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $369,136,494 and $418,496,872, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Series Small Cap Discovery as compared to its benchmark index, the Russell 2000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .67% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

The Board and shareholders approved a new management contract, effective June 1, 2017. Under the management contract, the Fund will not pay a management fee. In addition, the investment adviser will pay all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Small Cap Discovery. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Series Small Cap Discovery	$986,285.16

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $16,413 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$11,240,000.57%		$178

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,363 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $616,652. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $111,378 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $81.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expense in the amount of $12,911.

Effective June 1, 2017, the investment adviser will contractually reimburse expenses of each class to the extent annual operating expenses exceed .014% of class-level average net assets. Fees and expenses of the independent Trustees and certain miscellaneous expenses such as proxy and shareholders meeting expenses will be excluded from this reimbursement.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2017	Year ended April 30, 2016
From net investment income
Series Small Cap Discovery	$2,922,955	$1,196,911
Class F	6,082,159	3,302,357
Total	$9,005,114	$4,499,268
From net realized gain
Series Small Cap Discovery	$–	$31,931,177
Class F	–	46,881,174
Total	$–	$78,812,351

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2017	Year ended April 30, 2016	Year ended April 30, 2017	Year ended April 30, 2016
Series Small Cap Discovery
Shares sold	4,346,563	6,809,741	$48,107,613	$70,648,062
Reinvestment of distributions	266,338	3,063,716	2,922,955	33,128,088
Shares redeemed	(9,234,025)	(8,142,224)	(101,329,647)	(84,403,016)
Net increase (decrease)	(4,621,124)	1,731,233	$(50,299,079)	$19,373,134
Class F
Shares sold	12,252,330	15,260,748	$133,443,472	$155,435,426
Reinvestment of distributions	554,271	4,647,653	6,082,159	50,183,531
Shares redeemed	(17,720,912)	(14,474,366)	(197,136,465)	(148,034,677)
Net increase (decrease)	(4,914,311)	5,434,035	$(57,610,834)	$57,584,280

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Concord Street Trust and Shareholders of Fidelity Series Small Cap Discovery Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Small Cap Discovery Fund (the Fund), a fund of Fidelity Concord Street Trust, including the schedule of investments, as of April 30, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period November 7, 2013 (commencement of operations) to April 30, 2014. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Small Cap Discovery Fund as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the three years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from November 7, 2013 (commencement of operations) to April 30, 2014 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 12, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 189 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity® Series Small Cap Discovery Fund, or 1-800-835-5092 for Class F.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2016 to April 30, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period-B November 1, 2016 to April 30, 2017
Series Small Cap Discovery	.86%
Actual		$1,000.00	$1,158.00	$4.60**
Hypothetical-C		$1,000.00	$1,020.53	$4.31**
Class F	.70%
Actual		$1,000.00	$1,158.10	$3.75**
Hypothetical-C		$1,000.00	$1,021.32	$3.51**

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

** If fees and changes to the class level expense contract and/or expense cap, effective June 1, 2017, had been in effect during the current period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:

	Annualized Expense Ratio-(a)	Expenses Paid
Series Small Cap Discovery	.00%
Actual		$.00
Hypothetical-(b)		$.00
Class F	.00%
Actual		$.00
Hypothetical-(b)		$.00

 (a) Annualized expense ratio reflects expenses net of applicable fee waivers.

 (b) 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Small Cap Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity® Series Small Cap Discovery Fund	06/12/17	06/09/17	$0.052	$0.000
Fidelity® Series Small Cap Discovery Fund: Class F	06/12/17	06/09/17	$0.058	$0.000

Series Small Cap Discovery and Class F Fund designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Series Small Cap Discovery and Class F designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Small Cap Discovery Fund

On September 14, 2016, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve the management contract and sub-advisory agreements (collectively, the Advisory Contracts) for the fund in connection with reorganizing the fund from one Trust to another. In reaching this determination, the Board considered that the contractual terms of and the fees payable under the fund's Advisory Contracts are identical to those in the fund's current Advisory Contracts. The Board considered that the approval of the Advisory Contracts will not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets; (ii) the nature, extent and quality of services provided under the fund's Advisory Contracts; or (iii) the day-to-day management of the fund or the persons primarily responsible for such management. The Board considered that it approved the Advisory Contracts for the fund at its July 2016 meeting and that it will again consider the renewal of the Advisory Contracts in July 2017.

Because the Board was approving Advisory Contracts with terms identical to the current Advisory Contracts, it did not consider the fund's investment performance, competitiveness of management fees and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its consideration of future renewal of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the fund's management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved, without modification, as part of the process of reorganizing the fund from one Trust to another.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

XS4-ANN-0617
1.968029.103

Fidelity Advisor® Event Driven Opportunities Fund Class A, Class M (formerly Class T), Class C and Class I Annual Report April 30, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2017	Past 1 year	Life of fundA
Class A (incl. 5.75% sales charge)	19.67%	9.04%
Class M (incl. 3.50% sales charge)	22.16%	9.52%
Class C (incl. contingent deferred sales charge)	24.96%	10.12%
Class I	27.33%	11.24%

 A From December 12, 2013

 Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Event Driven Opportunities Fund - Class A on December 12, 2013, when the fund started, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Period Ending Values
$13,401	Fidelity Advisor® Event Driven Opportunities Fund - Class A
$14,220	Russell 3000® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 17.92% for the year ending April 30, 2017, rising sharply following the November election and continuing to gain ground through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act (ACA), and were relatively flat through April 30. In a stark reversal from 2016, growth-oriented stocks topped their value counterparts through the first third of 2017. Sector-wise, information technology (+35%) fared best, anchored by twin rallies in the June 2016 and March 2017 quarters as growth regained favor. Financials (+27%) also handily outperformed, riding an uptick in bond yields and a surge in banks, particularly post-election. Industrials (+19%) and materials (+16%) did well amid a call for increased infrastructure spending and a rise in commodity prices, respectively. Conversely, consumer staples (+9%), real estate (+5%) and telecommunication services (0%) were held back amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of one or two additional interest rate hikes later in 2017. Energy (+2%) also struggled this period.

Comments from Portfolio Manager Arvind Navaratnam:  For the year, the fund's share classes posted gains of about 27%, handily outperforming the 18.58% result of the Russell 3000® Index. The corporate events in which the fund was invested added value this period, with one stock in particular adding about 760 basis points versus the benchmark: oil and natural-gas equipment and processing firm Exterran, the fund’s biggest holding during the past year. The stock advanced 80% this period amid an improved environment for oil and natural gas. Brink's, a global leader in security-related services for banks, retailers and a variety of other commercial and governmental customers, was another large fund holding and contributor. Brink’s shares rallied nearly 15% in one day in February after the security-services firm reported improved results for the fourth quarter and full-year 2016. Turning to the negative, a large stake in Triumph Group was our biggest individual detractor. Triumph is a global leader in manufacturing and overhauling aerospace structures, systems and components. In July, the stock plunged when the firm reported its first quarterly results of its 2017 fiscal year, which disappointed investors. We sold our stake in Triumph before October 31.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of April 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
The Madison Square Garden Co.	9.9	4.2
Exterran Corp.	8.7	10.1
Twenty-First Century Fox, Inc. Class B	6.8	2.3
The Brink's Co.	6.5	4.4
Alliance Data Systems Corp.	4.9	3.4
Encore Capital Group, Inc.	4.8	3.1
Perrigo Co. PLC	2.9	0.0
Quality Care Properties, Inc.	2.3	0.0
ECN Capital Corp.	2.2	1.3
Donnelley Financial Solutions, Inc.	2.2	1.5
	51.2

Top Five Market Sectors as of April 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	25.5	20.2
Consumer Discretionary	22.3	23.1
Financials	16.0	14.0
Energy	9.8	10.1
Industrials	6.5	10.0

Asset Allocation (% of fund's net assets)

As of April 30, 2017 *
Stocks and Equity Futures	97.6%
Short-Term Investments and Net Other Assets (Liabilities)	2.4%

 * Foreign investments - 11.1%

As of October 31, 2016*
Stocks and Equity Futures	97.7%
Short-Term Investments and Net Other Assets (Liabilities)	2.3%

 * Foreign investments - 5.7%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments April 30, 2017

Showing Percentage of Net Assets

Common Stocks - 87.5%
	Shares	Value
CONSUMER DISCRETIONARY - 22.3%
Internet & Direct Marketing Retail - 1.2%
Zooplus AG (a)	1,600	$299,165
Leisure Products - 0.3%
Vista Outdoor, Inc. (a)	4,498	87,981
Media - 18.0%
Cable One, Inc.	185	126,144
Gannett Co., Inc.	8,042	67,231
NZME Ltd.	242,634	144,935
The Madison Square Garden Co. (a)	12,615	2,545,332
Twenty-First Century Fox, Inc. Class B	58,828	1,756,604
		4,640,246
Specialty Retail - 2.8%
Ascena Retail Group, Inc. (a)	76,018	297,230
Carpetright PLC (a)	43,202	126,039
Guess?, Inc.	2,981	33,268
Urban Outfitters, Inc. (a)	11,145	254,998
		711,535

TOTAL CONSUMER DISCRETIONARY		5,738,927

CONSUMER STAPLES - 1.4%
Food Products - 1.4%
Mondelez International, Inc.	1,965	88,484
SunOpta, Inc. (a)	37,198	271,545
		360,029
ENERGY - 9.8%
Energy Equipment & Services - 8.7%
Diamond Offshore Drilling, Inc. (a)	689	9,935
Exterran Corp. (a)	81,690	2,235,855
		2,245,790
Oil, Gas & Consumable Fuels - 1.1%
International Seaways, Inc. (a)	14,870	287,437

TOTAL ENERGY		2,533,227

FINANCIALS - 16.0%
Capital Markets - 2.8%
Associated Capital Group, Inc.	4,775	160,679
Waddell & Reed Financial, Inc. Class A	9,165	164,878
WisdomTree Investments, Inc.	48,209	402,545
		728,102
Consumer Finance - 4.8%
Encore Capital Group, Inc. (a)	37,165	1,239,453
Diversified Financial Services - 4.4%
Donnelley Financial Solutions, Inc. (a)	25,085	557,389
ECN Capital Corp.	207,800	566,291
		1,123,680
Insurance - 4.0%
Genworth Financial, Inc. Class A (a)	121,089	489,200
Stewart Information Services Corp.	11,642	552,296
		1,041,496

TOTAL FINANCIALS		4,132,731

HEALTH CARE - 3.3%
Health Care Providers & Services - 0.4%
Quorum Health Corp. (a)	21,483	91,732
Pharmaceuticals - 2.9%
Perrigo Co. PLC	10,115	747,903

TOTAL HEALTH CARE		839,635

INDUSTRIALS - 6.5%
Commercial Services & Supplies - 6.5%
The Brink's Co.	27,345	1,678,983
INFORMATION TECHNOLOGY - 25.5%
Communications Equipment - 1.3%
Lumentum Holdings, Inc. (a)	7,756	331,569
Internet Software & Services - 5.3%
CommerceHub, Inc. Series A (a)	25,557	408,912
comScore, Inc. (a)	13,290	341,553
LogMeIn, Inc.	2,568	290,184
WebMD Health Corp. (a)	6,032	327,115
		1,367,764
IT Services - 10.2%
Alliance Data Systems Corp.	5,081	1,268,370
Conduent, Inc. (a)	24,079	392,728
CSRA, Inc.	11,222	326,336
DXC Technology Co. (a)	3,359	253,067
PayPal Holdings, Inc. (a)	8,125	387,725
		2,628,226
Semiconductors & Semiconductor Equipment - 2.9%
Marvell Technology Group Ltd.	26,566	399,021
Versum Materials, Inc.	11,183	358,080
		757,101
Software - 2.8%
CDK Global, Inc.	5,848	380,178
TiVo Corp.	16,797	331,741
		711,919
Technology Hardware, Storage & Peripherals - 3.0%
Diebold Nixdorf, Inc.	11,455	323,031
Hewlett Packard Enterprise Co.	14,430	268,831
Quantum Corp. (a)	22,883	181,462
		773,324

TOTAL INFORMATION TECHNOLOGY		6,569,903

REAL ESTATE - 2.7%
Equity Real Estate Investment Trusts (REITs) - 2.7%
Four Corners Property Trust, Inc.	4,648	108,438
Quality Care Properties, Inc. (a)	33,809	586,586
		695,024
TOTAL COMMON STOCKS
(Cost $20,194,902)		22,548,459
	Principal Amount	Value

U.S. Treasury Obligations - 0.5%
U.S. Treasury Bills, yield at date of purchase 0.49% to 0.72% 5/4/17 to 6/15/17 (b)
(Cost $139,900)	140,000	139,906
	Shares	Value

Money Market Funds - 14.4%
Fidelity Cash Central Fund, 0.85% (c)
(Cost $3,709,346)	3,708,684	3,709,426

Equity Funds - 0.4%
Domestic Equity Funds - 0.4%
iShares Russell 3000 Index ETF
(Cost $87,133)	706	99,786
TOTAL INVESTMENT PORTFOLIO - 102.8%
(Cost $24,131,281)		26,497,577
NET OTHER ASSETS (LIABILITIES) - (2.8)%		(714,629)
NET ASSETS - 100%		$25,782,948

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
18 CME E-mini S&P 500 Index Contracts (United States)	June 2017	2,142,450	$18,770
5 ICE Russell 2000 Index Contracts (United States)	June 2017	349,600	7,808
TOTAL FUTURES CONTRACTS			$26,578

The face value of futures purchased as a percentage of Net Assets is 9.7%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $1,276,891.

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $139,906.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$9,232
Total	$9,232

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$5,738,927	$5,738,927	$--	$--
Consumer Staples	360,029	360,029	--	--
Energy	2,533,227	2,533,227	--	--
Financials	4,132,731	4,132,731	--	--
Health Care	839,635	839,635	--	--
Industrials	1,678,983	1,678,983	--	--
Information Technology	6,569,903	6,569,903	--	--
Real Estate	695,024	695,024	--	--
U.S. Government and Government Agency Obligations	139,906	--	139,906	--
Money Market Funds	3,709,426	3,709,426	--	--
Equity Funds	99,786	99,786	--	--
Total Investments in Securities:	$26,497,577	$26,357,671	$139,906	$--
Derivative Instruments:
Assets
Futures Contracts	$26,578	$26,578	$--	$--
Total Assets	$26,578	$26,578	$--	$--
Total Derivative Instruments:	$26,578	$26,578	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of April 30, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$26,578	$0
Total Equity Risk	26,578	0
Total Value of Derivatives	$26,578	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.9%
Canada	3.3%
Ireland	2.9%
Bermuda	1.5%
Germany	1.2%
Marshall Islands	1.1%
Others (Individually Less Than 1%)	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $20,421,935)	$22,788,151
Fidelity Central Funds (cost $3,709,346)	3,709,426
Total Investments (cost $24,131,281)		$26,497,577
Receivable for investments sold		531,938
Receivable for fund shares sold		309,796
Distributions receivable from Fidelity Central Funds		2,188
Prepaid expenses		6
Receivable from investment adviser for expense reductions		11,348
Other receivables		247
Total assets		27,353,100
Liabilities
Payable for investments purchased	$1,490,763
Payable for fund shares redeemed	627
Accrued management fee	17,098
Distribution and service plan fees payable	5,099
Payable for daily variation margin for derivative instruments	10,312
Other affiliated payables	4,609
Other payables and accrued expenses	41,644
Total liabilities		1,570,152
Net Assets		$25,782,948
Net Assets consist of:
Paid in capital		$23,263,272
Undistributed net investment income		173
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		126,622
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,392,881
Net Assets		$25,782,948
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($6,407,059 ÷ 478,515 shares)		$13.39
Maximum offering price per share (100/94.25 of $13.39)		$14.21
Class M:
Net Asset Value and redemption price per share ($2,567,716 ÷ 192,617 shares)		$13.33
Maximum offering price per share (100/96.50 of $13.33)		$13.81
Class C:
Net Asset Value and offering price per share ($3,663,254 ÷ 277,836 shares)(a)		$13.18
Class I:
Net Asset Value, offering price and redemption price per share ($13,144,919 ÷ 977,340 shares)		$13.45

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2017
Investment Income
Dividends		$120,173
Interest		314
Income from Fidelity Central Funds		9,232
Total income		129,719
Expenses
Management fee
Basic fee	$109,709
Performance adjustment	(1,876)
Transfer agent fees	26,996
Distribution and service plan fees	32,939
Accounting fees and expenses	5,040
Custodian fees and expenses	10,931
Independent trustees' fees and expenses	49
Registration fees	56,015
Audit	51,316
Legal	306
Miscellaneous	211
Total expenses before reductions	291,636
Expense reductions	(93,932)	197,704
Net investment income (loss)		(67,985)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	401,560
Fidelity Central Funds	113
Foreign currency transactions	481
Futures contracts	196,586
Total net realized gain (loss)		598,740
Change in net unrealized appreciation (depreciation) on: Investment securities	2,219,737
Assets and liabilities in foreign currencies	7
Futures contracts	(1,555)
Total change in net unrealized appreciation (depreciation)		2,218,189
Net gain (loss)		2,816,929
Net increase (decrease) in net assets resulting from operations		$2,748,944

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2017	Year ended April 30, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(67,985)	$49,270
Net realized gain (loss)	598,740	59,963
Change in net unrealized appreciation (depreciation)	2,218,189	(332,806)
Net increase (decrease) in net assets resulting from operations	2,748,944	(223,573)
Distributions to shareholders from net investment income	(31,399)	–
Distributions to shareholders from net realized gain	(289,817)	(78,048)
Total distributions	(321,216)	(78,048)
Share transactions - net increase (decrease)	15,225,962	(365,630)
Total increase (decrease) in net assets	17,653,690	(667,251)
Net Assets
Beginning of period	8,129,258	8,796,509
End of period	$25,782,948	$8,129,258
Other Information
Undistributed net investment income end of period	$173	$29,804

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Event Driven Opportunities Fund Class A

Years ended April 30,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$10.87	$11.26	$10.58	$10.00
Income from Investment Operations
Net investment income (loss)B	(.06)	.08C	.01	.02D
Net realized and unrealized gain (loss)	2.95	(.36)E	.89F	.56G
Total from investment operations	2.89	(.28)	.90	.58
Distributions from net investment income	(.04)	–	(.01)	–
Distributions from net realized gain	(.32)	(.11)	(.20)	–
Total distributions	(.37)H	(.11)	(.22)I	–
Net asset value, end of period	$13.39	$10.87	$11.26	$10.58
Total ReturnJ,K,L	26.97%	(2.49)%E	8.55%F	5.80%G
Ratios to Average Net AssetsM,N
Expenses before reductions	2.34%	2.76%	2.82%	4.76%O
Expenses net of fee waivers, if any	1.55%	1.55%	1.55%	1.55%O
Expenses net of all reductions	1.54%	1.54%	1.53%	1.55%O
Net investment income (loss)	(.53)%	.74%C	.10%	.59%D,O
Supplemental Data
Net assets, end of period (000 omitted)	$6,407	$2,513	$2,983	$1,389
Portfolio turnover rateP	120%	113%	150%	57%Q

 A For the period December 12, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

 D Net Investment income per share reflects large, non-recurring dividends which amounted to $.03 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been (.25) %.

 E Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been (2.52)%.

 F Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 8.47%.

 G Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 5.70%.

 H Total distributions of $.37 per share is comprised of distributions from net investment income of $.043 and distributions from net realized gain of $.323 per share.

 I Total distributions of $.22 per share is comprised of distributions from net investment income of $.014 and distributions from net realized gain of $.201 per share.

 J Total returns for periods of less than one year are not annualized.

 K Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 L Total returns do not include the effect of the sales charges.

 M Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 N Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 O Annualized

 P Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 Q Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Event Driven Opportunities Fund Class M

Years ended April 30,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$10.83	$11.25	$10.57	$10.00
Income from Investment Operations
Net investment income (loss)B	(.09)	.05C	(.02)	.01D
Net realized and unrealized gain (loss)	2.93	(.36)E	.89F	.56G
Total from investment operations	2.84	(.31)	.87	.57
Distributions from net investment income	(.03)	–	(.01)	–
Distributions from net realized gain	(.31)	(.11)	(.18)	–
Total distributions	(.34)	(.11)	(.19)	–
Net asset value, end of period	$13.33	$10.83	$11.25	$10.57
Total ReturnH,I,J	26.59%	(2.76)%E	8.35%F	5.70%G
Ratios to Average Net AssetsK,L
Expenses before reductions	2.60%	2.98%	3.18%	4.95%M
Expenses net of fee waivers, if any	1.80%	1.80%	1.80%	1.80%M
Expenses net of all reductions	1.79%	1.79%	1.78%	1.80%M
Net investment income (loss)	(.78)%	.49%C	(.15)%	.34%D,M
Supplemental Data
Net assets, end of period (000 omitted)	$2,568	$966	$1,977	$1,631
Portfolio turnover rateN	120%	113%	150%	57%O

 A For the period December 12, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.03) %.

 D Net Investment income per share reflects large, non-recurring dividends which amounted to $.03 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been (.50) %.

 E Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been (2.79)%.

 F Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 8.27%.

 G Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 5.60%.

 H Total returns for periods of less than one year are not annualized.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Total returns do not include the effect of the sales charges.

 K Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 L Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 M Annualized

 N Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 O Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Event Driven Opportunities Fund Class C

Years ended April 30,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$10.72	$11.19	$10.55	$10.00
Income from Investment Operations
Net investment income (loss)B	(.15)	–C,D	(.07)	(.01)E
Net realized and unrealized gain (loss)	2.90	(.36)F	.88G	.56H
Total from investment operations	2.75	(.36)	.81	.55
Distributions from net investment income	(.02)	–	–	–
Distributions from net realized gain	(.28)	(.11)	(.17)	–
Total distributions	(.29)I	(.11)	(.17)	–
Net asset value, end of period	$13.18	$10.72	$11.19	$10.55
Total ReturnJ,K,L	25.96%	(3.23)%F	7.75%G	5.50%H
Ratios to Average Net AssetsM,N
Expenses before reductions	3.03%	3.46%	3.63%	5.38%O
Expenses net of fee waivers, if any	2.30%	2.30%	2.30%	2.30%O
Expenses net of all reductions	2.29%	2.29%	2.29%	2.30%O
Net investment income (loss)	(1.28)%	(.01)%C	(.65)%	(.16)%E,O
Supplemental Data
Net assets, end of period (000 omitted)	$3,663	$1,046	$1,846	$3,011
Portfolio turnover rateP	120%	113%	150%	57%Q

 A For the period December 12, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.53) %.

 D Amount represents less than $.005 per share.

 E Net Investment income per share reflects large, non-recurring dividends which amounted to $.03 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been (1.00) %.

 F Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been (3.26)%.

 G Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 7.67%.

 H Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 5.40%.

 I Total distributions of $.29 per share is comprised of distributions from net investment income of $.015 and distributions from net realized gain of $.275 per share.

 J Total returns for periods of less than one year are not annualized.

 K Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 L Total returns do not include the effect of the contingent deferred sales charge.

 M Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 N Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 O Annualized

 P Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 Q Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Event Driven Opportunities Fund Class I

Years ended April 30,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$10.91	$11.28	$10.59	$10.00
Income from Investment Operations
Net investment income (loss)B	(.03)	.11C	.04	.03D
Net realized and unrealized gain (loss)	2.96	(.37)E	.89	.56F
Total from investment operations	2.93	(.26)	.93G	.59
Distributions from net investment income	(.05)	–	(.03)	–
Distributions from net realized gain	(.34)	(.11)	(.21)	–
Total distributions	(.39)	(.11)	(.24)	–
Net asset value, end of period	$13.45	$10.91	$11.28	$10.59
Total ReturnH,I	27.33%	(2.31)%E	8.86%G	5.90%F
Ratios to Average Net AssetsJ,K
Expenses before reductions	1.97%	2.17%	2.63%	4.50%L
Expenses net of fee waivers, if any	1.30%	1.30%	1.30%	1.30%L
Expenses net of all reductions	1.29%	1.28%	1.28%	1.30%L
Net investment income (loss)	(.28)%	1.00%C	.35%	.84%D,L
Supplemental Data
Net assets, end of period (000 omitted)	$13,145	$3,604	$1,990	$1,962
Portfolio turnover rateM	120%	113%	150%	57%N

 A For the period December 12, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .47%.

 D Net Investment income per share reflects large, non-recurring dividends which amounted to $.03 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been (.01) %.

 E Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been (2.34)%.

 F Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 5.80%.

 G Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 8.78%.

 H Total returns for periods of less than one year are not annualized.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 L Annualized

 M Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 N Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2017

1. Organization.

Fidelity Advisor Event Driven Opportunities Fund (the Fund) is a non-diversified fund of Fidelity Concord Street Trust (the Trust) (formerly a fund of Fidelity Commonwealth Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$2,818,435
Gross unrealized depreciation	(628,747)
Net unrealized appreciation (depreciation) on securities	$2,189,688
Tax Cost	$24,307,889

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$133,598
Undistributed long-term capital gain	$196,338
Net unrealized appreciation (depreciation) on securities and other investments	$2,189,740

The tax character of distributions paid was as follows:

	April 30, 2017	April 30, 2016
Ordinary Income	$321,216	$ -
Long-term Capital Gains	–	78,048
Total	$321,216	$ 78,048

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $196,586 and a change in net unrealized appreciation (depreciation) of $(1,555) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $27,048,599 and $14,260,629, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .10% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the Russell 3000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .84% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$9,201	$114
Class M	.25%	.25%	6,986	27
Class C	.75%	.25%	16,752	4,449
			$32,939	$4,590

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M, and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$12,309
Class M	1,418
Class C(a)	11
$13,738

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$9,364.26
Class M	4,164.30
Class C	4,057.24
Class I	9,411.15
	$26,996

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,466 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $39 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through June 30, 2018. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.55%	$28,770
Class M	1.80%	11,001
Class C	2.30%	12,024
Class I	1.30%	40,829
		$92,624

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,178 for the period. Through arrangements with the Fund's custodian credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $48.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $82.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2017	Year ended April 30, 2016
From net investment income
Class A	$10,330	$–
Class M	2,826	–
Class C	1,451	–
Class I	16,792	–
Total	$31,399	$–
From net realized gain
Class A	$84,205	$28,471
Class M	27,568	16,290
Class C	28,743	15,945
Class I	149,301	17,342
Total	$289,817	$78,048

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2017	Year ended April 30, 2016	Year ended April 30, 2017	Year ended April 30, 2016
Class A
Shares sold	329,237	70,567	$4,248,581	$758,382
Reinvestment of distributions	7,724	2,331	92,311	26,229
Shares redeemed	(89,665)	(106,527)	(1,144,335)	(1,162,165)
Net increase (decrease)	247,296	(33,629)	$3,196,557	$(377,554)
Class M
Shares sold	122,115	8,615	$1,560,300	$93,355
Reinvestment of distributions	2,549	1,449	30,394	16,290
Shares redeemed	(21,285)	(96,589)	(253,056)	(1,049,955)
Net increase (decrease)	103,379	(86,525)	$1,337,638	$(940,310)
Class C
Shares sold	211,525	32,297	$2,717,355	$350,788
Reinvestment of distributions	2,503	1,393	29,673	15,570
Shares redeemed	(33,769)	(101,079)	(414,161)	(1,079,870)
Net increase (decrease)	180,259	(67,389)	$2,332,867	$(713,512)
Class I
Shares sold	702,861	235,816	$9,059,018	$2,558,721
Reinvestment of distributions	11,485	1,488	137,676	16,789
Shares redeemed	(67,262)	(83,510)	(837,794)	(909,764)
Net increase (decrease)	647,084	153,794	$8,358,900	$1,665,746

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Concord Street Trust and Shareholders of Fidelity Advisor Event Driven Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Event Driven Opportunities Fund (a fund of Fidelity Concord Street Trust) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Event Driven Opportunities Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
June 19, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 189 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2016 to April 30, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period-B November 1, 2016 to April 30, 2017
Class A	1.55%
Actual		$1,000.00	$1,235.30	$8.59
Hypothetical-C		$1,000.00	$1,017.11	$7.75
Class M	1.80%
Actual		$1,000.00	$1,233.70	$9.97
Hypothetical-C		$1,000.00	$1,015.87	$9.00
Class C	2.30%
Actual		$1,000.00	$1,230.30	$12.72
Hypothetical-C		$1,000.00	$1,013.39	$11.48
Class I	1.30%
Actual		$1,000.00	$1,237.00	$7.21
Hypothetical-C		$1,000.00	$1,018.35	$6.51

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Event Driven Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Advisor Event Driven Opportunities Fund
Class A	06/12/17	06/09/17	$0.158
Class M	06/12/17	06/09/17	$0.146
Class C	06/12/17	06/09/17	$0.134
Class I	06/12/17	06/09/17	$0.167

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2017, $196,338, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 100% and 23%; Class M designates 100% and 24%; Class C designates 100% and 27%; and Class I designates 84% and 21%; of the dividends distributed in June and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 100% and 25%; Class M designates 100% and 26%; Class C designates 100% and 29%; and Class I designates 85% and 24%; of the dividends distributed in June and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Event Driven Opportunities Fund

On September 14, 2016, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve the management contract and sub-advisory agreements (collectively, the Advisory Contracts) for the fund in connection with reorganizing the fund from one Trust to another. In reaching this determination, the Board considered that the contractual terms of and the fees payable under the fund's Advisory Contracts are identical to those in the fund's current Advisory Contracts. The Board considered that the approval of the Advisory Contracts will not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets; (ii) the nature, extent and quality of services provided under the fund's Advisory Contracts; or (iii) the day-to-day management of the fund or the persons primarily responsible for such management. The Board considered that it approved the Advisory Contracts for the fund at its July 2016 meeting and that it will again consider the renewal of the Advisory Contracts in July 2017.

Because the Board was approving Advisory Contracts with terms identical to the current Advisory Contracts, it did not consider the fund's investment performance, competitiveness of management fees and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its consideration of future renewal of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the fund's management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved, without modification, as part of the process of reorganizing the fund from one Trust to another.

AEDO-ANN-0617
1.9585367.103

Fidelity® Mid-Cap Stock Fund Annual Report April 30, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Mid-Cap Stock Fund	16.80%	12.26%	6.75%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Mid-Cap Stock Fund, a class of the fund, on April 30, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P MidCap 400® Index performed over the same period.

Period Ending Values
$19,211	Fidelity® Mid-Cap Stock Fund
$23,091	S&P MidCap 400® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 17.92% for the year ending April 30, 2017, rising sharply following the November election and continuing to gain ground through the end of February on optimism for President Trump’s pro-business agenda. Equity markets leveled off, however, as the fledgling administration faced the first test of its domestic agenda. Stocks reacted with uncertainty to efforts by Congress in March to repeal and replace the Affordable Care Act (ACA), and were relatively flat through April 30. In a stark reversal from 2016, growth-oriented stocks topped their value counterparts through the first third of 2017. Sector-wise, information technology (+35%) fared best, anchored by twin rallies in the June 2016 and March 2017 quarters as growth regained favor. Financials (+27%) also handily outperformed, riding an uptick in bond yields and a surge in banks, particularly post-election. Industrials (+19%) and materials (+16%) did well amid a call for increased infrastructure spending and a rise in commodity prices, respectively. Conversely, consumer staples (+9%), real estate (+5%) and telecommunication services (0%) were held back amid an improved backdrop for riskier assets that curbed demand for dividend-rich sectors, as well as the likelihood of one or two additional interest rate hikes later in 2017. Energy (+2%) also struggled this period.

Comments from Portfolio Manager John Roth:  For the year, the fund's share classes gained about 17%, underperforming the 20.46% return of the benchmark S&P MidCap 400® Index. Versus the benchmark, the fund was poorly positioned amid a rally among more-cyclical stocks following the November U.S. presidential election. In particular, positioning in financials and picks in information technology weighed on the fund's results. Notably, the fund’s cash position of about 7%, on average, was a significant detractor amid a strong market. The fund’s largest individual detractor was an non-index stake in Allstar Co-Invest. Allstar represents a private investment in sporting-goods retailer Academy Sports + Outdoors. Our stake returned -61% the past year, as Academy struggled amid weak conditions for the sporting-goods industry. Elsewhere, we did not own chipmaker Advanced Micro Devices (AMD), which outperformed as investors grew excited about burgeoning opportunities in tech. Stock picking in energy helped, including a sizable out-of-benchmark stake in Williams Companies, the fund’s largest individual contributor and its biggest holding. Williams owns a majority stake in Williams Partners, a master limited partnership (MLP) and North American pipeline owner – and another big non-index fund position and contributor this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of April 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
The Williams Companies, Inc.	2.1	2.2
Eurofins Scientific SA	2.1	2.0
Boston Scientific Corp.	1.6	1.4
Williams Partners LP	1.5	1.5
ARAMARK Holdings Corp.	1.5	1.3
NVR, Inc.	1.4	1.2
First Data Corp. Class A	1.4	1.3
Aspen Technology, Inc.	1.4	1.2
Arch Capital Group Ltd.	1.3	1.2
First American Financial Corp.	1.3	1.3
	15.6

Top Five Market Sectors as of April 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.2	18.0
Financials	15.5	13.1
Industrials	12.8	10.8
Health Care	11.5	9.9
Consumer Discretionary	11.0	11.6

Asset Allocation (% of fund's net assets)

As of April 30, 2017 *
Stocks	92.8%
Bonds	0.1%
Convertible Securities	0.1%
Other Investments	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	6.8%

 * Foreign investments - 13.0%

As of October 31, 2016 *
Stocks	90.2%
Bonds	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	9.7%

 * Foreign investments - 11.3%

Investments April 30, 2017

Showing Percentage of Net Assets

Common Stocks - 92.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 10.9%
Auto Components - 0.3%
Magna International, Inc. Class A (sub. vtg.)	574,500	$23,998
Automobiles - 0.5%
Fiat Chrysler Automobiles NV (a)	3,522,500	40,051
Distributors - 0.9%
Pool Corp.	592,501	70,875
Hotels, Restaurants & Leisure - 2.0%
ARAMARK Holdings Corp.	3,206,840	117,114
Noodles & Co. (a)(b)(c)	2,354,500	13,774
Whitbread PLC	406,510	21,245
		152,133
Household Durables - 3.3%
D.R. Horton, Inc.	1,206,433	39,680
Lennar Corp. Class A	583,900	29,487
NVR, Inc. (a)	54,400	114,852
Toll Brothers, Inc.	2,111,287	75,985
		260,004
Leisure Products - 0.2%
New Academy Holding Co. LLC unit (a)(d)(e)	294,000	17,675
Media - 0.3%
WME Entertainment Parent, LLC Class A (e)(f)	8,324,258	18,813
Multiline Retail - 0.3%
Dollar General Corp.	308,100	22,402
Specialty Retail - 2.4%
AutoZone, Inc. (a)	47,100	32,602
Citi Trends, Inc. (c)	887,653	16,679
Ross Stores, Inc.	478,500	31,103
Sally Beauty Holdings, Inc. (a)	889,900	16,926
Tiffany & Co., Inc.	755,300	69,223
Ulta Beauty, Inc. (a)	84,600	23,810
		190,343
Textiles, Apparel & Luxury Goods - 0.7%
Brunello Cucinelli SpA (b)	2,067,300	54,136

TOTAL CONSUMER DISCRETIONARY		850,430

CONSUMER STAPLES - 2.6%
Beverages - 0.8%
Molson Coors Brewing Co. Class B	606,100	58,119
Food Products - 1.1%
Amira Nature Foods Ltd. (a)(b)	1,783,275	9,255
Amplify Snack Brands, Inc. (a)(b)	3,540,897	31,868
Greencore Group PLC	3,913,584	11,557
The Hershey Co.	301,400	32,611
		85,291
Household Products - 0.4%
Church & Dwight Co., Inc.	616,646	30,542
Personal Products - 0.3%
Coty, Inc. Class A	1,454,800	25,968

TOTAL CONSUMER STAPLES		199,920

ENERGY - 9.0%
Energy Equipment & Services - 1.4%
Borr Drilling Ltd. (a)	7,496,000	29,684
Helmerich & Payne, Inc. (b)	220,000	13,341
Oceaneering International, Inc.	1,734,900	45,784
TechnipFMC PLC (a)	674,200	20,314
		109,123
Oil, Gas & Consumable Fuels - 7.6%
Cabot Oil & Gas Corp.	2,062,800	47,939
Cimarex Energy Co.	414,500	48,364
Cobalt International Energy, Inc. (a)(b)	3,085,300	1,207
Denbury Resources, Inc. (a)(b)	4,034,200	8,956
Diamondback Energy, Inc. (a)	522,000	52,116
Energy Transfer Equity LP	1,017,000	18,977
GasLog Ltd. (b)	1,850,477	25,907
Golar LNG Ltd. (b)	1,428,800	36,449
Range Resources Corp.	662,600	17,552
SM Energy Co.	1,451,300	32,785
Southwestern Energy Co. (a)	1,239,400	9,308
The Williams Companies, Inc.	5,378,000	164,725
Whiting Petroleum Corp. (a)	1,751,200	14,535
Williams Partners LP	2,944,100	120,502
		599,322

TOTAL ENERGY		708,445

FINANCIALS - 15.5%
Banks - 6.7%
First Republic Bank	1,000,300	92,488
FNB Corp., Pennsylvania	3,698,600	52,668
Huntington Bancshares, Inc.	5,169,700	66,482
M&T Bank Corp.	454,400	70,618
Prosperity Bancshares, Inc.	592,900	39,843
Regions Financial Corp.	5,797,524	79,716
SunTrust Banks, Inc.	1,070,300	60,804
Texas Capital Bancshares, Inc. (a)	245,400	18,675
UMB Financial Corp.	631,300	45,763
		527,057
Capital Markets - 1.0%
KKR & Co. LP	4,039,184	76,664
Insurance - 6.0%
Arch Capital Group Ltd. (a)	1,080,700	104,795
Brown & Brown, Inc.	1,181,800	50,699
First American Financial Corp.	2,404,000	104,358
FNF Group	2,009,400	82,285
Progressive Corp.	1,774,700	70,491
Willis Group Holdings PLC	407,100	53,990
		466,618
Thrifts & Mortgage Finance - 1.8%
MGIC Investment Corp. (a)	5,946,709	62,678
Radian Group, Inc.	4,783,944	80,753
		143,431

TOTAL FINANCIALS		1,213,770

HEALTH CARE - 11.4%
Health Care Equipment & Supplies - 3.7%
Boston Scientific Corp. (a)	4,733,400	124,867
DexCom, Inc. (a)	292,900	22,834
Sartorius Stedim Biotech	222,388	14,915
Teleflex, Inc.	315,200	65,212
The Cooper Companies, Inc.	307,165	61,534
		289,362
Health Care Providers & Services - 3.1%
Acadia Healthcare Co., Inc. (a)(b)	562,100	24,496
Amplifon SpA	2,524,582	32,203
Henry Schein, Inc. (a)	227,700	39,574
MEDNAX, Inc. (a)	936,600	56,533
Premier, Inc. (a)	580,400	19,618
Teladoc, Inc. (a)(b)	465,100	11,534
Universal Health Services, Inc. Class B	498,900	60,247
		244,205
Health Care Technology - 1.0%
Cerner Corp. (a)	446,400	28,904
HealthStream, Inc. (a)	854,400	23,744
Medidata Solutions, Inc. (a)	396,300	25,930
		78,578
Life Sciences Tools & Services - 2.9%
Agilent Technologies, Inc.	1,178,100	64,854
Eurofins Scientific SA	332,300	163,649
		228,503
Pharmaceuticals - 0.7%
Catalent, Inc. (a)	1,770,050	51,827

TOTAL HEALTH CARE		892,475

INDUSTRIALS - 12.8%
Aerospace & Defense - 3.3%
Elbit Systems Ltd. (b)	192,200	22,831
HEICO Corp.	41,892	2,977
HEICO Corp. Class A	299,500	18,359
KEYW Holding Corp. (a)(b)(c)	4,531,636	43,005
Rockwell Collins, Inc.	443,200	46,133
Space Exploration Technologies Corp. Class A (a)(e)	124,710	13,095
Teledyne Technologies, Inc. (a)	476,400	64,233
Textron, Inc.	553,600	25,831
TransDigm Group, Inc.	79,500	19,615
		256,079
Air Freight & Logistics - 0.9%
C.H. Robinson Worldwide, Inc.	495,600	36,030
Expeditors International of Washington, Inc.	567,657	31,840
PostNL NV (b)	1,093,527	5,416
		73,286
Commercial Services & Supplies - 1.0%
KAR Auction Services, Inc.	714,700	31,175
Stericycle, Inc. (a)	324,600	27,701
U.S. Ecology, Inc.	457,981	21,594
		80,470
Construction & Engineering - 0.5%
Jacobs Engineering Group, Inc.	638,800	35,083
Electrical Equipment - 2.1%
AMETEK, Inc.	1,189,992	68,068
Generac Holdings, Inc. (a)	817,700	28,759
Melrose Industries PLC	11,264,617	34,505
Regal Beloit Corp.	381,100	30,050
		161,382
Machinery - 3.2%
Donaldson Co., Inc.	1,200,800	55,573
Flowserve Corp.	1,153,400	58,673
Kennametal, Inc.	903,800	37,580
Pentair PLC	910,800	58,756
Rational AG	76,000	38,190
		248,772
Marine - 0.1%
Goodbulk Ltd. (a)(c)	906,187	9,884
Road & Rail - 0.7%
Genesee & Wyoming, Inc. Class A (a)	806,600	54,655
Trading Companies & Distributors - 1.0%
Rush Enterprises, Inc. Class A (a)	738,700	27,886
United Rentals, Inc. (a)	490,173	53,752
		81,638

TOTAL INDUSTRIALS		1,001,249

INFORMATION TECHNOLOGY - 18.2%
Communications Equipment - 0.3%
Juniper Networks, Inc.	817,800	24,591
Electronic Equipment & Components - 4.4%
Amphenol Corp. Class A	1,122,200	81,146
Arrow Electronics, Inc. (a)	1,329,000	93,695
CDW Corp.	550,700	32,541
Fabrinet (a)	1,117,231	38,734
IPG Photonics Corp. (a)	336,500	42,507
Keysight Technologies, Inc. (a)	1,528,900	57,227
		345,850
Internet Software & Services - 1.4%
Akamai Technologies, Inc. (a)	566,200	34,504
Endurance International Group Holdings, Inc. (a)	2,344,600	17,819
GoDaddy, Inc. (a)	1,128,000	43,902
LogMeIn, Inc.	128,281	14,496
		110,721
IT Services - 5.8%
Fidelity National Information Services, Inc.	663,186	55,834
First Data Corp. Class A (a)	6,852,773	107,040
Fiserv, Inc. (a)	534,800	63,716
FleetCor Technologies, Inc. (a)	338,100	47,719
Leidos Holdings, Inc.	1,423,200	74,946
Total System Services, Inc.	624,100	35,767
WNS Holdings Ltd. sponsored ADR (a)	2,005,300	64,210
		449,232
Semiconductors & Semiconductor Equipment - 1.9%
Analog Devices, Inc.	122,989	9,372
KLA-Tencor Corp.	477,700	46,920
Maxim Integrated Products, Inc.	756,400	33,395
Silicon Laboratories, Inc. (a)	526,494	37,460
Xilinx, Inc.	378,900	23,912
		151,059
Software - 4.4%
ANSYS, Inc. (a)	887,000	97,712
Aspen Technology, Inc. (a)	1,716,800	105,566
Citrix Systems, Inc. (a)	746,500	60,422
Mobileye NV (a)	801,200	49,610
Red Hat, Inc. (a)	371,300	32,704
		346,014

TOTAL INFORMATION TECHNOLOGY		1,427,467

MATERIALS - 2.7%
Chemicals - 0.6%
Albemarle Corp. U.S.	215,000	23,416
Potash Corp. of Saskatchewan, Inc.	1,233,500	20,802
		44,218
Construction Materials - 0.2%
Forterra, Inc.	994,600	19,136
Containers & Packaging - 0.8%
WestRock Co.	1,156,900	61,964
Metals & Mining - 1.1%
Franco-Nevada Corp.	342,600	23,301
Freeport-McMoRan, Inc. (a)	1,595,900	20,348
Newcrest Mining Ltd.	1,286,984	20,392
Novagold Resources, Inc. (a)(b)	5,118,176	21,222
		85,263

TOTAL MATERIALS		210,581

REAL ESTATE - 4.1%
Equity Real Estate Investment Trusts (REITs) - 3.6%
Apartment Investment & Management Co. Class A	912,500	39,913
Cousins Properties, Inc.	5,242,791	44,511
Essex Property Trust, Inc.	262,600	64,198
Healthcare Realty Trust, Inc.	1,239,500	40,656
Healthcare Trust of America, Inc.	1,110,600	35,417
National Retail Properties, Inc.	357,700	15,102
Parkway, Inc.	655,373	13,206
VEREIT, Inc.	3,822,100	31,991
		284,994
Real Estate Management & Development - 0.5%
Realogy Holdings Corp.	1,136,000	34,705

TOTAL REAL ESTATE		319,699

TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Iridium Communications, Inc. (a)(b)	1,809,500	19,181
UTILITIES - 5.3%
Electric Utilities - 3.8%
Alliant Energy Corp.	2,027,400	79,717
IDACORP, Inc.	948,433	80,162
OGE Energy Corp.	2,171,600	75,528
Xcel Energy, Inc.	1,346,882	60,677
		296,084
Gas Utilities - 1.5%
Atmos Energy Corp.	1,214,597	98,407
Spire, Inc.	333,000	22,827
		121,234

TOTAL UTILITIES		417,318

TOTAL COMMON STOCKS
(Cost $5,368,172)		7,260,535

Preferred Stocks - 0.2%
Convertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Leisure Products - 0.1%
Peloton Interactive, Inc. Series E (e)	439,714	9,525
Nonconvertible Preferred Stocks - 0.1%
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Sartorius AG (non-vtg.)	95,836	8,775
TOTAL PREFERRED STOCKS
(Cost $16,979)		18,300
	Principal Amount (000s)	Value (000s)

Nonconvertible Bonds - 0.1%
ENERGY - 0.1%
Energy Equipment & Services - 0.1%
Pacific Drilling SA 5.375% 6/1/20(g)	26,110	12,533
(Cost $16,873)
	Shares	Value (000s)

Other - 0.2%
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Utica Shale Drilling Program (non-operating revenue interest) (e)(f)
(Cost $13,599)	13,598,556	13,599

Money Market Funds - 7.8%
Fidelity Cash Central Fund, 0.85% (h)	488,294,972	488,393
Fidelity Securities Lending Cash Central Fund 0.86% (h)(i)	122,879,828	122,892
TOTAL MONEY MARKET FUNDS
(Cost $611,198)		611,285
TOTAL INVESTMENT PORTFOLIO - 101.0%
(Cost $6,026,821)		7,916,252
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(81,426)
NET ASSETS - 100%		$7,834,826

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $72,707,000 or 0.9% of net assets.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $12,533,000 or 0.2% of net assets.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
New Academy Holding Co. LLC unit	8/1/11	$30,988
Peloton Interactive, Inc. Series E	3/31/17	$9,525
Space Exploration Technologies Corp. Class A	4/8/16 - 4/6/17	$12,269
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 11/4/16	$13,599
WME Entertainment Parent, LLC Class A	8/16/16	$16,835

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$2,690
Fidelity Securities Lending Cash Central Fund	2,399
Total	$5,089

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Citi Trends, Inc.	$16,152	$--	$197	$214	$16,679
Goodbulk Ltd.	--	9,968	--	--	9,884
KEYW Holding Corp.	24,249	11,293	467	--	43,005
Noodles & Co.	26,599	--	233	--	13,774
Total	$67,000	$21,261	$897	$214	$83,342

 * Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$859,955	$813,942	$--	$46,013
Consumer Staples	199,920	199,920	--	--
Energy	708,445	708,445	--	--
Financials	1,213,770	1,213,770	--	--
Health Care	901,250	901,250	--	--
Industrials	1,001,249	988,154	--	13,095
Information Technology	1,427,467	1,427,467	--	--
Materials	210,581	210,581	--	--
Real Estate	319,699	319,699	--	--
Telecommunication Services	19,181	19,181	--	--
Utilities	417,318	417,318	--	--
Corporate Bonds	12,533	--	12,533	--
Other	13,599	--	--	13,599
Money Market Funds	611,285	611,285	--	--
Total Investments in Securities:	$7,916,252	$7,831,012	$12,533	$72,707

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.0%
Bermuda	2.6%
Luxembourg	2.2%
Netherlands	1.2%
Canada	1.2%
Italy	1.1%
Ireland	1.0%
Others (Individually Less Than 1%)	3.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		April 30, 2017
Assets
Investment in securities, at value (including securities loaned of $117,597) — See accompanying schedule: Unaffiliated issuers (cost $5,286,567)	$7,221,625
Fidelity Central Funds (cost $611,198)	611,285
Other affiliated issuers (cost $129,056)	83,342
Total Investments (cost $6,026,821)		$7,916,252
Restricted cash		337
Foreign currency held at value (cost $406)		406
Receivable for investments sold		43,800
Receivable for fund shares sold		3,343
Dividends receivable		2,358
Interest receivable		585
Distributions receivable from Fidelity Central Funds		482
Prepaid expenses		5
Other receivables		489
Total assets		7,968,057
Liabilities
Payable for investments purchased	$745
Payable for fund shares redeemed	5,989
Accrued management fee	2,196
Other affiliated payables	934
Other payables and accrued expenses	498
Collateral on securities loaned	122,869
Total liabilities		133,231
Net Assets		$7,834,826
Net Assets consist of:
Paid in capital		$5,771,596
Distributions in excess of net investment income		(9,883)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		183,667
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,889,446
Net Assets		$7,834,826
Mid-Cap Stock:
Net Asset Value, offering price and redemption price per share ($5,621,573 ÷ 153,515 shares)		$36.62
Class K:
Net Asset Value, offering price and redemption price per share ($2,213,253 ÷ 60,410 shares)		$36.64

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended April 30, 2017
Investment Income
Dividends (including $214 earned from other affiliated issuers)		$82,318
Interest		3,353
Income from Fidelity Central Funds		5,089
Total income		90,760
Expenses
Management fee
Basic fee	$40,733
Performance adjustment	(11,370)
Transfer agent fees	9,752
Accounting and security lending fees	1,225
Custodian fees and expenses	132
Independent trustees' fees and expenses	31
Registration fees	114
Audit	79
Legal	26
Miscellaneous	67
Total expenses before reductions	40,789
Expense reductions	(336)	40,453
Net investment income (loss)		50,307
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	386,861
Fidelity Central Funds	(18)
Other affiliated issuers	(209)
Foreign currency transactions	1
Total net realized gain (loss)		386,635
Change in net unrealized appreciation (depreciation) on: Investment securities	721,303
Assets and liabilities in foreign currencies	6
Total change in net unrealized appreciation (depreciation)		721,309
Net gain (loss)		1,107,944
Net increase (decrease) in net assets resulting from operations		$1,158,251

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2017	Year ended April 30, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$50,307	$46,833
Net realized gain (loss)	386,635	857,446
Change in net unrealized appreciation (depreciation)	721,309	(1,201,757)
Net increase (decrease) in net assets resulting from operations	1,158,251	(297,478)
Distributions to shareholders from net investment income	(58,332)	(48,569)
Distributions to shareholders from net realized gain	(541,715)	(930,371)
Total distributions	(600,047)	(978,940)
Share transactions - net increase (decrease)	152,647	(61,224)
Redemption fees	28	35
Total increase (decrease) in net assets	710,879	(1,337,607)
Net Assets
Beginning of period	7,123,947	8,461,554
End of period	$7,834,826	$7,123,947
Other Information
Undistributed net investment income end of period	$–	$17,650
Distributions in excess of net investment income end of period	$(9,883)	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mid-Cap Stock Fund

Years ended April 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$34.07	$40.11	$40.26	$33.69	$30.15
Income from Investment Operations
Net investment income (loss)A	.22	.21	.18	.10	.29
Net realized and unrealized gain (loss)	5.19	(1.54)	3.52	7.69	4.45
Total from investment operations	5.41	(1.33)	3.70	7.79	4.74
Distributions from net investment income	(.27)	(.22)	(.09)	(.08)	(.33)
Distributions from net realized gain	(2.59)	(4.49)	(3.76)	(1.14)	(.87)
Total distributions	(2.86)	(4.71)	(3.85)	(1.22)	(1.20)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$36.62	$34.07	$40.11	$40.26	$33.69
Total ReturnC	16.80%	(3.44)%	9.83%	23.50%	16.54%
Ratios to Average Net AssetsD,E
Expenses before reductions	.58%	.72%	.73%	.78%	.65%
Expenses net of fee waivers, if any	.58%	.72%	.72%	.78%	.65%
Expenses net of all reductions	.58%	.72%	.72%	.78%	.63%
Net investment income (loss)	.64%	.59%	.46%	.25%	.95%
Supplemental Data
Net assets, end of period (in millions)	$5,622	$5,136	$5,874	$5,966	$4,750
Portfolio turnover rateF	27%G	23%G	29%	27%	46%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mid-Cap Stock Fund Class K

Years ended April 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$34.08	$40.12	$40.27	$33.68	$30.15
Income from Investment Operations
Net investment income (loss)A	.26	.25	.22	.15	.33
Net realized and unrealized gain (loss)	5.20	(1.54)	3.51	7.69	4.45
Total from investment operations	5.46	(1.29)	3.73	7.84	4.78
Distributions from net investment income	(.31)	(.26)	(.13)	(.12)	(.38)
Distributions from net realized gain	(2.59)	(4.49)	(3.76)	(1.14)	(.87)
Total distributions	(2.90)	(4.75)	(3.88)B	(1.25)C	(1.25)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$36.64	$34.08	$40.12	$40.27	$33.68
Total ReturnE	16.96%	(3.33)%	9.92%	23.67%	16.72%
Ratios to Average Net AssetsF,G
Expenses before reductions	.46%	.60%	.61%	.65%	.50%
Expenses net of fee waivers, if any	.46%	.60%	.61%	.65%	.50%
Expenses net of all reductions	.46%	.60%	.61%	.65%	.48%
Net investment income (loss)	.76%	.71%	.57%	.39%	1.11%
Supplemental Data
Net assets, end of period (in millions)	$2,213	$1,988	$2,588	$2,927	$2,447
Portfolio turnover rateH	27%I	23%I	29%	27%	46%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $3.88 per share is comprised of distributions from net investment income of $.127 and distributions from net realized gain of $3.757 per share.

 C Total distributions of $1.25 per share is comprised of distributions from net investment income of $.116 and distributions from net realized gain of $1.136 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Mid-Cap Stock Fund (the Fund) is a fund of Fidelity Concord Street Trust (the Trust) (formerly a fund of Fidelity Commonwealth Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Mid-Cap Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), market discount, redemptions in kind, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$2,275,881
Gross unrealized depreciation	(381,970)
Net unrealized appreciation (depreciation) on securities	$1,893,911
Tax Cost	$6,022,341

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$39,753
Undistributed long-term capital gain	$148,858
Net unrealized appreciation (depreciation) on securities and other investments	$1,875,049

The tax character of distributions paid was as follows:

	April 30, 2017	April 30, 2016
Ordinary Income	$75,159	$ 48,569
Long-term Capital Gains	524,888	930,371
Total	$600,047	$ 978,940

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $32,749 in these Subsidiaries, representing .42% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $1,875,147 and $2,243,645, respectively.

Redemptions In-Kind. During the period, 2,668 shares of the Fund held by an unaffiliated entity were redeemed in-kind for investments and cash, including accrued interest, with a value of $91,425. The net realized gain of $26,420 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of the redemptions is included in share transactions activity shown in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 7,169 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash, including accrued interest, with a value of $265,315. The Fund had a net realized gain of $85,469 on investments delivered through the in-kind redemptions. The amount the redemptions is included in share transactions activity shown in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid-Cap Stock as compared to its benchmark index, the S&P MidCap 400 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .39% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Mid-Cap Stock. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Mid-Cap Stock	$8,778.16
Class K	974.05
	$9,752

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $77 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $25 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $7,550. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,399, including $142 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $274 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $61.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2017	Year ended April 30, 2016
From net investment income
Mid-Cap Stock	$40,418	$32,540
Class K	17,914	16,029
Total	$58,332	$48,569
From net realized gain
Mid-Cap Stock	$391,773	$657,512
Class K	149,942	272,859
Total	$541,715	$930,371

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2017	Year ended April 30, 2016	Year ended April 30, 2017	Year ended April 30, 2016
Mid-Cap Stock
Shares sold	16,037	11,317	$556,563	$392,342
Reinvestment of distributions	12,275	18,581	412,221	658,782
Shares redeemed	(25,541)	(25,606)	(885,025)	(889,201)
Net increase (decrease)	2,771	4,292	$83,759	$161,923
Class K
Shares sold	13,774	10,618	$477,891	$370,206
Reinvestment of distributions	4,995	8,154	167,856	288,888
Shares redeemed	(16,690)(a)	(24,946)(b)	(576,859)(a)	(882,241)(b)
Net increase (decrease)	2,079	(6,174)	$68,888	$(223,147)

 (a) Amount includes in-kind redemptions (see Note 4: Redemptions In-Kind).

 (b) Amount includes in-kind redemptions (see Note 4: Prior Fiscal Year Redemptions In-Kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Concord Street Trust and Shareholders of Fidelity Mid-Cap Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Mid-Cap Stock Fund (the Fund), a fund of Fidelity Concord Street Trust, including the schedule of investments, as of April 30, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Mid-Cap Stock Fund as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 14, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 189 funds. Mr. Chiel oversees 142 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2016 to April 30, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period-B November 1, 2016 to April 30, 2017
Mid-Cap Stock	.52%
Actual		$1,000.00	$1,115.30	$2.73
Hypothetical-C		$1,000.00	$1,022.22	$2.61
Class K	.41%
Actual		$1,000.00	$1,115.70	$2.15
Hypothetical-C		$1,000.00	$1,022.76	$2.06

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Mid-Cap Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Mid-Cap Stock Fund
Mid-Cap Stock Fund	06/12/17	06/09/17	$0.030	$0.859
Class K	06/12/17	06/09/17	$0.044	$0.859

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30 2017, $309,541,536, or, if subsequently determined to be different, the net capital gain of such year.

Mid-Cap Stock Fund designates 100% and 83%; Class K designates 96% and 76%; of the dividends distributed in June and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Mid-Cap Stock Fund designates 100% and 90%; Class K designates 98% and 82%; of the dividends distributed in June and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Mid-Cap Stock Fund

On September 14, 2016, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve the management contract and sub-advisory agreements (collectively, the Advisory Contracts) for the fund in connection with reorganizing the fund from one Trust to another. In reaching this determination, the Board considered that the contractual terms of and the fees payable under the fund's Advisory Contracts are identical to those in the fund's current Advisory Contracts. The Board considered that the approval of the Advisory Contracts will not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets; (ii) the nature, extent and quality of services provided under the fund's Advisory Contracts; or (iii) the day-to-day management of the fund or the persons primarily responsible for such management. The Board considered that it approved the Advisory Contracts for the fund at its July 2016 meeting and that it will again consider the renewal of the Advisory Contracts in July 2017.

Because the Board was approving Advisory Contracts with terms identical to the current Advisory Contracts, it did not consider the fund's investment performance, competitiveness of management fees and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its consideration of future renewal of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the fund's management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved, without modification, as part of the process of reorganizing the fund from one Trust to another.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

MCS-ANN-0617
1.703594.119

Item 2.

Code of Ethics

As of the end of the period, April 30, 2017, Fidelity Concord Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Large Cap Stock Fund, Fidelity Mid-Cap Stock Fund, Fidelity Small Cap Discovery Fund, Fidelity Small Cap Stock Fund and Fidelity Series Small Cap Discovery Fund (the “Funds”):

Services Billed by Deloitte Entities

April 30, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Large Cap Stock Fund	$46,000	$100	$5,300	$1,300
Fidelity Mid-Cap Stock Fund	$56,000	$100	$9,100	$1,400
Fidelity Small Cap Discovery Fund	$47,000	$100	$5,100	$1,300
Fidelity Small Cap Stock Fund	$47,000	$100	$5,100	$1,300
Fidelity Series Small Cap Discovery Fund	$46,000	$100	$5,100	$1,300

April 30, 2016 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Large Cap Stock Fund	$44,000	$100	$5,200	$1,300
Fidelity Mid-Cap Stock Fund	$52,000	$100	$8,200	$2,000
Fidelity Small Cap Discovery Fund	$46,000	$100	$5,100	$1,700
Fidelity Small Cap Stock Fund	$46,000	$100	$5,200	$1,100
Fidelity Series Small Cap Discovery Fund	$45,000	$100	$5,400	$1,100

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor Event Driven Opportunities Fund and Fidelity Event Driven Opportunities Fund (the “Funds”):

Services Billed by PwC

April 30, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Event Driven Opportunities Fund	$41,000	$4,000	$3,300	$1,900
Fidelity Event Driven Opportunities Fund	$36,000	$3,500	$2,800	$1,700

April 30, 2016 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Event Driven Opportunities Fund	$39,000	$3,000	$3,900	$1,900
Fidelity Event Driven Opportunities Fund	$35,000	$2,900	$2,800	$1,900

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	April 30, 2017A	April 30, 2016A
Audit-Related Fees	$-	$35,000
Tax Fees	$20,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	April 30, 2017A	April 30, 2016A,B
Audit-Related Fees	$6,090,000	$5,470,000
Tax Fees	$120,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	April 30, 2017 A	April 30, 2016 A,B
PwC	$8,460,000	$6,090,000
Deloitte Entities	$395,000	$125,000

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Concord Street Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	June 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	June 27, 2017

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	June 27, 2017